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                        AUTOMATIC MONTHLY RENEWABLE TERM
                   REINSURANCE AGREEMENT FOR NON-EXCESS RISKS

                                    BETWEEN

                        HARTFORD LIFE INSURANCE COMPANY
                                (NAIC No. 88072)
                               (FEIN 06-0974148)

                                      AND

                       THE CANADA LIFE ASSURANCE COMPANY
                                (NAIC No. 80659)
                               (FEIN 38-0397420)

                        EFFECTIVE DATE: OCTOBER 1, 2008

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                                    ARTICLES

I.          The Agreement                                                3
II.         Effective Date                                               3
III.        Reinsurance Coverage                                         4
IV.         Liability for Reinsurance                                    5
V.          Underwriting Review                                          6
VI.         Reinsurance Premiums                                         8
VII.        Reinsurance Reporting                                       10
VIII.       Credit for Reinsurance                                      11
IX.         Errors                                                      12
X.          Policy Conversions, Other Changes, and Terminations         13
XI.         Policy Reinstatement                                        17
XII.        Claims                                                      17
XIII.       Extra-Contractual Obligations                               21
XIV.        DAC Tax Section 1.848-2(g)(8) Election                      22
XV.         Insolvency                                                  23
XVI.        Recapture of Reinsured Business                             24
XVII.       Offset                                                      25
XVIII.      Dispute Resolution                                          25
XIX.        Arbitration                                                 26
XX.         Termination of this Agreement for New Business              26
XXI.        Confidentiality                                             27
XXII.       General Provisions                                          29
XXIII.      Notices and Communications                                  33
            Execution                                                   34

                                   SCHEDULES

A.          Plans of Insurance Covered Under this Agreement             35
B.          Reinsurance Specification                                   42
C.          [This schedule left blank intentionally]                    44
D.          Special Underwriting Programs                               45
E.          Ceding Company's Standard Underwriting Practices and        48
            Guidelines
F.          Policies Eligible for Reinsurance Under this Agreement      63

                                    EXHIBITS

I.          Reinsurance Premium Calculation                             64
II.         Retention and Total Pool Issue Limits                       68
III.        Annual Rates per $1,000 of Reinsured Net Amount at Risk     72
IV.         YRT Reinsurance Rate Factors                                93
V.          Substandard Table Percentages                               94
VI.         Conditional Receipt or Temporary Insurance Agreement        95
VII.        Reinsurance Reports                                         99

ALL SCHEDULES AND EXHIBITS ATTACHED WILL BE CONSIDERED PART OF THIS REINSURANCE AGREEMENT.


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                                   ARTICLE I

                                 THE AGREEMENT

A.  The Agreement and Parties to the Agreement

This is a monthly renewable term agreement for indemnity life reinsurance (the "Agreement") solely between Hartford Life Insurance Company, a Connecticut corporation ("Ceding Company"), and The Canada Life Assurance Company, a Canadian insurance company with its U.S. domestic port of entry in the State of Michigan ("Reinsurer"). The Ceding Company and the Reinsurer are each referred to individually as a "Party," and collectively as the "Parties," to this Agreement.

This Agreement shall be binding upon the Ceding Company and the Reinsurer and their respective successors and assignees.

The acceptance of risks under this Agreement will create no right or legal relationship between the Reinsurer and the insured, owner, beneficiary, or assignee of any insurance policy or other contract of the Ceding Company. The Ceding Company shall not attempt to make the Reinsurer a party to any litigation between any third party and the Ceding Company.

B.  Complete and Entire Agreement

This Agreement, which includes all Schedules and Exhibits attached hereto and any amendments entered into hereafter, constitutes the entire agreement of the Parties pertaining to the transaction contemplated by this Agreement. This Agreement supersedes and replaces all oral and written agreements previously made or existing by and between the Parties or their representatives with regard to the transaction contemplated by this Agreement.

This Agreement shall not be amended or modified except by written amendment, signed by duly authorized officers of each Party.

Notwithstanding the foregoing, the Parties contemplate that there may be communications required under this Agreement that are not intended to change any of its risk transfer characteristics. Such communications may include, but are not limited to, reinsurance reporting and premium administration, underwriting review, claim submission and review, participation in claim litigation and settlements, audit reviews, and the resolution of disputes by arbitration or court proceedings. These communications serve to clarify the obligations of the Parties under this Agreement and should not be construed as modifications of this Agreement. Any modifications of this Agreement shall be effected only by written amendment as provided for above.

                                   ARTICLE II

                                 EFFECTIVE DATE

The Effective Date of this Agreement is October 1, 2008.

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                                  ARTICLE III

                              REINSURANCE COVERAGE

Reinsurance under this Agreement will apply to those Plans of Insurance and Riders set forth in Schedule A that also fall within a category of policies eligible for reinsurance under this Agreement as described in Schedule F. Such reinsurance shall be on an automatic basis, subject to the requirements set forth below. The specifications for all reinsurance under this Agreement are provided in Schedule B.

Automatic Reinsurance

Automatic Reinsurance under this Agreement is available only for risks that meet the requirements of this Section.

For each risk under the policies that meets the requirements for Automatic Reinsurance as set forth below, the Reinsurer will participate in a reinsurance pool whereby the Reinsurer will automatically reinsure a portion of the risk as indicated in Schedule B ("Automatic Pool"). The requirements for Automatic Reinsurance are as follows:

1. Each life, at the time of application, must satisfy one of the following requirements:

       a. have been a legal resident of the United States or Canada for at least six months; or

       b.  be a citizen of the United States or Canada.

2. Each risk must be underwritten according to the Ceding Company's Standard Underwriting Practices and Guidelines or one of the special underwriting programs. The Ceding Company's Standard Underwriting Practices and Guidelines as of the Effective Date are described in Schedule E, and the Ceding Company's special underwriting programs as of the Effective Date are described in Schedule C or Schedule D. Changes to such documents will be handled in accordance with
Section XXII.L, and may not necessarily result in an amendment to this Agreement; however, changes to Preferred Criteria will require an amendment.

If the Ceding Company would like to offer coverage at a risk class more favorable than the True Assessed Risk Class, the Ceding Company may:

       a. Reinsure the risk automatically under this Agreement with Reinsurance Premium based on the True Assessed Risk Class; or

       b.  Decide not to reinsure the risk under this Agreement.

For purposes of this Agreement, "True Assessed Risk Class" shall mean the risk class assessed by the Ceding Company prior to any adjustments made as a result of the Ceding Company's Enhanced Standard or similar special underwriting program.

3. The maximum issue age for each life is 75. For Last Survivor policies, the minimum issue age is 18, for all other policies, the minimum age is 0.

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4.  The mortality rating on each life does not exceed Table P. However, for Last
Survivor policies, one life may be uninsurable if the other life does not exceed Table F.

5. The total amount of risk, including scheduled increases on that life, when added to any other amounts of risk for that life already in the Automatic Pool and any amounts not in the Automatic Pool that are retained by the Ceding Company or its affiliated companies does not exceed the Total Allocation Limit for that life shown in Exhibit II.

6. If all the other requirements for Automatic Reinsurance are met and the life is a player or coach on a team in the National Hockey League, the National Football League, the National Basketball Association or Major League Baseball, the Ceding Company shall notify the Reinsurer at the time of issue of the risk. The Ceding Company, by electronic mail, shall: (1) notify the Reinsurer of the name, date of birth, sport and team affiliation, the total life insurance in force and to be placed on the life, and the amount of new reinsurance coverage required from the Reinsurer; and (2) confirm that an application for insurance on the life has been completed.

7. The Ceding Company, or one of its affiliates, shall retain its share of each risk on a life, as described in this Agreement and in any other life reinsurance agreement applicable to risk on that life. However, the Ceding Company reserves the right to reinsure separately any amount of the retained risk on a life reinsured under this Agreement with these conditions:

       a. The remaining amount of risk retained on that life by the Ceding Company, on

       b. Any amounts of retention separately reinsured in this manner shall not reduce the amount of the Ceding Company's retention on that life for the purpose of any other terms of this Agreement.

                                   ARTICLE IV

                           LIABILITY FOR REINSURANCE

A. The Reinsurer's liability for Automatic Reinsurance will begin simultaneously with the Ceding Company's liability, but in no event prior to the Effective Date.

B. In no event shall reinsurance be in force and binding if the issuance and delivery of such insurance constituted the doing of business in a jurisdiction in which the Ceding Company knowingly was not properly licensed.

C. The Reinsurer's liability for coverage under the Ceding Company's conditional receipt or temporary insurance agreement, whichever the Ceding Company uses (a sample copy of which is included as Exhibit VI and, for the purpose of this Section D, hereinafter called the "Insurance Receipt"), is limited to the amount the Reinsurer would reinsure under this Agreement on an Automatic Reinsurance basis (whether the risk qualifies for Automatic Reinsurance or not) if the coverage under the policy applied for would have been approved and issued, as limited by the terms of the Insurance Receipt, provided:

1. The Ceding Company has followed its normal cash-with-application procedures for such coverage; and

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2.  The Ceding Company's original underwriting assessment for the risk was not a decline (if it was a decline, the Reinsurer would have no liability for such coverage); and

3. There is no coverage in effect on the life in the Automatic Pool through any other Insurance Receipt having an effective date preceding, or the same as, the effective date of such coverage; and

4. The Ceding Company has not yet accepted any final underwriting offer(s) for facultative reinsurance on the risk.

The Reinsurer's liability for coverage under the Insurance Receipt shall terminate simultaneously with the termination of the Ceding Company's liability under the Insurance Receipt.

D. The Reinsurer's liability for reinsurance on each risk will terminate when the Ceding Company's liability terminates, unless it terminates earlier as specified otherwise in this Agreement.

E. The liability of each reinsurer in the Automatic Pool shall be separate and not joint with the other pool reinsurers. In no way will the liability of the Reinsurer be increased by reason of the inability of the Ceding Company to collect from any other reinsurers, whether specific or general, any amounts which may be due from them, whether such inability arises from insolvency of such other reinsurers or otherwise.

                                   ARTICLE V

                              UNDERWRITING REVIEW

A.  Purpose of Underwriting Review

For new business written by the Ceding Company that meets the requirements for Automatic Reinsurance, the Ceding Company intends to underwrite applications for such business as if the business were to be fully retained by the Ceding Company. Such business shall be underwritten according to the underwriting practices and guidelines described in Schedules C, D, or E, as applicable.

The underwriting practices and professional judgment used by the Ceding Company in arriving at a risk assessment may not agree entirely with the underwriting practices customarily used by, or the professional judgment of, the Reinsurer under similar circumstances.

It is the purpose of this review to:

1. Afford the Reinsurer a reasonable period of time to review the underwriting practices used, and risk assessments made, by the Ceding Company on automatically reinsured business; and

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2.  Settle on a risk assessment for a case that is agreeable between the Parties and that shall be used to determine the Reinsurance Premiums for the risk from the beginning of the reinsurance liability under this Agreement for any such case reviewed by the Reinsurer within that period of time where the underwriting practices used or risk assessment made by the Ceding Company differ materially from the opinion of the Reinsurer.

It is NOT the purpose of this review, nor is it within the authority of the Reinsurer under this Agreement, to deny reinsurance coverage due to a difference of opinion over the risk assessment on a policy application for business reinsured under this Agreement that is written in accordance with the Ceding Company's standard underwriting practices and guidelines or under the terms of one of the special underwriting programs described in Schedule C or Schedule D.

B.  Underwriting Review Process

1.  This review shall only be available to the Reinsurer during the first sixty
(60) months following the issue date of any risk automatically reinsured under this Agreement.

2. For any risk reviewed during this period where the Reinsurer's opinion differs materially from that of the Ceding Company, the Parties shall work together in good faith to develop a mutually agreeable risk assessment to be used to calculate the Reinsurance Premiums for that risk from the beginning of the Reinsurer's liability for that risk under this Agreement.

3. For any risk reviewed during this period where the Parties cannot mutually agree on a risk assessment within a reasonable time period, the Parties shall submit the risk for dispute resolution under Article XVIII.

4. This review shall not be available and the Reinsurer may not challenge any risk assessments made by the Ceding Company after this sixty (60) month period except as described below.

5. Any unintentional or accidental failure of the Ceding Company to adhere to its standard underwriting practices and guidelines in the assessment of risks, resulting from an oversight or clerical error by the Ceding Company, will not be grounds for denying reinsurance coverage on a risk if the effect of the failure is not material. Grossly negligent or deliberate acts of the Ceding Company, recurring errors, or errors that are part of a pattern evidencing a disregard for the Ceding Company's standard underwriting practices and guidelines would be considered grounds for denying reinsurance coverage on a risk. The Reinsurer's right to deny reinsurance coverage as described above shall not be limited to the sixty (60) month period as described in paragraph B.1, above.

C.  Ceding Company's Responsibilities to the Reinsurer for Underwriting Review

Upon request by the Reinsurer, the Ceding Company shall provide to the Reinsurer all information in its possession, that was used in underwriting and assessing the risks for each qualifying case identified for review under this Article.

This information to be provided to the Reinsurer may be transmitted using any medium agreed upon by the Parties; a valid copy of the information shall satisfy this purpose.

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This information shall be delivered to the Reinsurer within thirty (30) calendar days after the Ceding Company receives the request for the information, unless an alternative delivery period is agreed upon by the Parties.

                                   ARTICLE VI

                              REINSURANCE PREMIUMS

A.  Computation

Reinsurance Premiums under this Agreement shall be calculated as described in
Exhibit I.

B.  Timing

Reinsurance Premiums are payable each month of coverage for reinsured risks in force at the end of the preceding month (monthly in advance). For newly reinsured risks with a reinsurance effective date during the current month, the Reinsurance Premium for the first month of coverage will be payable in the next following monthly statement.

C.  Extended Policy Maturity

If the maturity date of a reinsured policy is extended in accordance with the policy, the death benefit under the policy will continue to be payable as provided in the policy, and the reinsurance under this Agreement will remain in effect on the same terms as before the policy's original maturity date.

D.  Unearned Reinsurance Premiums

The Reinsurer will refund to the Ceding Company all unearned Reinsurance Premiums, less applicable allowances, arising from policy conversions, other changes, and terminations described in Article X. If termination is due to lapse, surrender or conversion, unearned Reinsurance Premium will be determined as of the effective date of termination. If termination is due to death, unearned Reinsurance Premium will be determined as of the date of death.

E.  Guaranteed Rates

Although the Reinsurer anticipates continuing to accept Reinsurance Premium at the current rate level, the Reinsurer reserves the right to increase the YRT Reinsurance Rate Factors, as set forth in Exhibit IV, for any Plan(s) of Insurance when there is a material shift in the demographics or the Reinsurer's expectations of future mortality results on such Plan(s) of Insurance warrant. The Reinsurer shall provide at least one hundred twenty (120) days written notice of any such change. However, in no event will the increased Base YRT Reinsurance Premium Rate, as defined in Exhibit I, for standard risks exceed the applicable annual rates in the Valuation Mortality Table specified in Schedule A for such Plan(s) of Insurance.

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The Reinsurer and the Ceding Company shall then endeavor in good faith to mutually agree on the amount of rate increase that shall apply to such Plan(s) of Insurance. If the Parties cannot agree on the amount of such rate increase for such Plan(s) of Insurance, then the Ceding Company reserves the right to recapture the risks associated with such Plan(s) of Insurance without fee, as of the effective date of the rate increase. Written notice of such recapture shall be provided to the Reinsurer no later than thirty (30) days following the effective date of the rate increase.

F.  Payment of Reinsurance Premiums

The Net Reinsurance Premium Balance payable each month equals the sum of the Reinsurance Premiums described above in Section A, minus the sum of any unearned Reinsurance Premiums described above in Section D. For any month, this net balance may be positive (greater than zero) or negative.

Any positive Net Reinsurance Premium Balance for a month is payable to the Reinsurer. The Ceding Company shall forward this balance to the Reinsurer by its due date, which is thirty (30) days after the close of the calendar month.

The absolute value of any negative Net Reinsurance Premium Balance for a month is payable to the Ceding Company. The Reinsurer shall forward this balance to the Ceding Company by its due date, which is thirty (30) days after the Ceding Company submits the statement for that month.

G.  Overpayment of Reinsurance Premiums

If the Ceding Company overpays a Net Reinsurance Premium Balance and the Reinsurer accepts the overpayment, the Reinsurer's acceptance of the overpayment will not constitute or create an additional reinsurance liability, and it will not result in any additional reinsurance. Instead, the Reinsurer shall be liable to the Ceding Company for a credit in the amount of the overpayment without interest.

H.  Underpayment of Reinsurance Premiums

If the Ceding Company fails to make a full payment of the Net Reinsurance Premium Balance, due to an Error defined in Article IX, the amount of reinsurance coverage provided by the Reinsurer on the risks related to such underpayment shall not be reduced. However, once the underpayment is discovered by one Party and the other Party is notified of the underpayment, the Ceding Company shall promptly pay to the Reinsurer the difference between the full payment amount and the amount actually paid. If payment of the full amount of the underpayment is not made within sixty (60) days after the discovery of the underpayment, the underpayment shall be treated as delinquent premium and subject to the conditions listed below in Section I.

The Reinsurer reserves the right to charge the Ceding Company interest on the amount of the underpayment, even if it becomes delinquent as described below in
Section I. Such interest will accrue from the due date of the underpaid Net Reinsurance Premium Balance and be computed as described in Section XXII.P.

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I.  Termination of Reinsurance for Nonpayment of Reinsurance Premiums

If undisputed Reinsurance Premiums for one or more reinsured risks are delinquent, the Reinsurer has the right to terminate its reinsurance liability on those risks by giving the Ceding Company ninety (90) days advance written notice of termination. This notice shall list the risks and the amount of the delinquent Reinsurance Premium for each risk. If the delinquent Reinsurance Premiums have not been paid to the Reinsurer as of the end of such notice period, the Reinsurer's liability will terminate for the risks described in the termination notice at the end of such notice period.

If the Reinsurer's liability on one or more of the Ceding Company's risks is terminated because of nonpayment of Reinsurance Premiums, the Ceding Company will continue to be liable to the Reinsurer after the termination for all unpaid Reinsurance Premiums earned up to the date of such termination.

The Ceding Company shall not force termination under the provisions of this
Section I solely to avoid the recapture requirements or to transfer the block of business reinsured to another reinsurer.

J.  Reinstatement of Reinsurance Terminated for Nonpayment of Reinsurance
Premiums

The Ceding Company may reinstate reinsurance on risks terminated in accordance with Section I within sixty (60) days after the effective date of termination by paying the unpaid Reinsurance Premiums for the risks inforce prior to the termination. However, the Reinsurer will not be liable for any claim incurred between the date of termination and the date of reinstatement. The effective date of reinstatement will be the date the required unpaid Reinsurance Premiums are received by the Reinsurer.

                                  ARTICLE VII

                             REINSURANCE REPORTING

A.  Accounting Statements and Other Reports

Within thirty (30) days after the close of each calendar month, the Ceding Company shall provide the Reinsurer an accounting statement. The Ceding Company shall also provide the Reinsurer with additional reports as provided in Exhibit VII.

For Automatic Reinsurance becoming effective during the calendar month, the Ceding Company will notify the Reinsurer of such new reinsurance business in the succeeding monthly report. However, the first three monthly reports under this Agreement will be sent within one hundred twenty (120) days after the due date of the first monthly report.

The Ceding Company may provide an estimate Net Amount at Risk for new reinsurance business in the first monthly report in which such business appears. In the event that the Ceding Company provides an estimated Net Amount at Risk, it shall provide an actual Net Amount at Risk in subsequent monthly reports.

Additional reports reasonably requested by a Party will be provided by the other Party in a timely manner.

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B.  Reporting Format and Medium

The information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be in a format, and transmitted using a medium, mutually agreeable to the Parties. As of the Effective Date of this Agreement, the information to be provided by the Ceding Company in these monthly reports to the Reinsurer shall be on a self-administered reporting basis as set out in Exhibit VII.

C.  Reporting Delays and Changes

The Ceding Company shall inform the Reinsurer of any material delays or significant changes in the information provided, particularly in the file layout and in data values, as set out in Exhibit VII. It is the expectation of the Parties that the structure of the in-force file is stable from period to period.

                                  ARTICLE VIII

                             CREDIT FOR REINSURANCE

A.  Reinsurance Credit

The Parties intend that the Ceding Company be entitled to take credit for the reinsurance ceded under this Agreement in its statutory financial statements filed in all jurisdictions in which the Ceding Company is licensed, accredited, or otherwise authorized to transact business ("Reinsurance Credit"). The Parties shall use best efforts to ensure that such entitlement shall become and remain available to the Ceding Company throughout the duration of this Agreement.

The amount of the Reinsurance Credit shall be determined by the Ceding Company and shall include mortality risk reserves, unearned premium reserves, and reinsurance recoverables on paid and unpaid losses for the reinsurance ceded under this Agreement. Such amounts shall be calculated in accordance with applicable accounting and valuation laws, regulations and actuarial guidelines to which the Ceding Company is subject on each valuation date and shall take into account the terms of this Agreement.

B.  Reinsurer Representation

The Reinsurer represents to the Ceding Company that it was properly licensed or accredited in all jurisdictions in which the Ceding Company is licensed, accredited, or otherwise authorized to transact insurance business, so that the Reinsurance Credit shall be allowed. The Reinsurer shall notify the Ceding Company, as a material communication under Article XXIII, immediately upon learning of any change in, or loss of, such licensing or accreditation.

C.  Security for Reinsurance Credit

In the event the Ceding Company reasonably believes it will not be entitled to take Reinsurance Credit as a result of a change to the Reinsurer's licensing or accreditation, the Reinsurer shall establish and maintain the security, at its sole expense, that is needed to allow the Ceding Company to continue to take Reinsurance Credit and that meets all applicable laws and regulations regarding Reinsurance Credit.

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In the event the Ceding Company reasonably believes it will not be entitled to take Reinsurance Credit as a result of a regulatory change or interpretation outside of the Reinsurer's control, the Reinsurer shall establish and maintain the security that is needed to allow the Ceding Company to continue to take Reinsurance Credit and that meets all applicable laws and regulations regarding Reinsurance Credit. In this event, the expense of establishing and maintaining the security shall be shared equally by the Ceding Company and the Reinsurer.

If such security is required in either event, the Reinsurer shall establish a trust or a letter of credit, satisfactory to the Ceding Company, in a form that meets all applicable standards of law and regulation to entitle the Ceding Company to claim such Reinsurance Credit. However, the Reinsurer may propose an alternative option under which Reinsurance Credit shall be allowed the Ceding Company, at the sole discretion and approval of the Ceding Company.

The Parties shall amend this Agreement, in accordance with Section I.B, to reflect the establishment of such security or such approved alternative option so that the Ceding Company shall continue to be entitled to take such Reinsurance Credit.

If the Reinsurer fails to provide the Ceding Company with such security or approved alternative option to continue to be entitled to take such Reinsurance Credit for the business covered under this Agreement, the Ceding Company may recapture the business covered under this Agreement, subject to the terms of
Article XVI. In no event shall recapture be construed to be the exclusive remedy of the Ceding Company.

                                   ARTICLE IX

                                     ERRORS

Errors, omissions, oversights, delays or misunderstandings in the administration of this Agreement (collectively "Error") by either Party, shall not invalidate the reinsurance hereunder. As soon as reasonably possible after discovery, notice shall be provided, the Error shall be rectified and both Parties shall be restored, to the extent possible, to the position they would have occupied had the Error not occurred.

However, if it is not reasonably possible to restore each Party to the position it would have occupied if not for the Error, the Parties will endeavor in good faith to promptly resolve the situation in a manner that is fair and reasonable, and most closely approximates the intent of the Parties as evidenced by this Agreement.

Without limiting the procedures outlined below for Late Reported Risks, if either Party discovers that the Ceding Company has failed to correctly report ceded reinsurance as provided in this Agreement, the Reinsurer may require the Ceding Company to audit its records for other similar Errors. The Ceding Company is expected to correct such Errors and to take reasonable actions to ensure that similar Errors do not recur. If the Reinsurer receives no evidence that the Ceding Company has taken reasonable actions to remedy such a situation, then the Reinsurer reserves the right to limit its liability on risks not correctly reported by providing thirty (30) days advance written notice to the Ceding Company of its intention to limit its liability on such risks.

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The first paragraph of this Errors article shall not apply to the following circumstances:

(1) Any Late Reported Risks. For the purposes of this Article IX, a "Late Reported Risk" is a risk reported to the Reinsurer more than two (2) years after its effective date. The Reinsurer will not automatically accept liability for any Late Reported Risks. The Ceding Company shall submit to the Reinsurer, for approval, reporting information about any Late Reported Risks it wishes to be ceded under this Agreement. The process for Late Reported Risks will be as follows:

       (a) The Reinsurer will notify the Ceding Company, within a reasonable time period after submission of the reporting information about any Late Reported Risks, whether it is able to accept such risks based on criteria such as capacity.

       (b) In the event the Reinsurer is able to accept such Late Reported Risks, the Ceding Company agrees to pay all unpaid Reinsurance Premiums on the next premium accounting statement upon the acceptance of the risk by the Reinsurer. The Reinsurer reserves the right to charge interest on such Reinsurance Premiums, accruing from their respective due dates to the date of payment, computed as described in
           Section XXII.P.

       (c) If the Reinsurer is not able to accept such Late Reported Risks, such risks will not be covered by the terms of this Agreement and no liability will attach to the Reinsurer.

(2) Any Late Reported Terminations. For the purposes of this Article IX, a "Late Reported Termination" is a termination of life reinsurance coverage (other than by death) reported more than two (2) years after the termination date of the covered risk. The Reinsurer will reimburse Reinsurance Premiums on Late Reported Terminations for only the last two (2) years.

(3) Any intentional failure to comply with the terms of this Agreement which can be shown to be the result of grossly negligent or deliberate acts or omissions by the Ceding Company. The Reinsurer shall not be liable for any claim amounts from policies ceded as a result of such acts or omissions.

(4) Any claim made for a policy where the Ceding Company failed to adhere to its standard underwriting practices and guidelines in effect at the time of the underwriting of the policy and the effect of such failure is material. The Reinsurer may support such claims at its discretion.

                                   ARTICLE X

              POLICY CONVERSIONS, OTHER CHANGES, AND TERMINATIONS

A.  Conversions

A conversion is a policyholder's exercise of a contractual right to replace in-force coverage with a new permanent policy without evidence of insurability. Conversions from a policy reinsured under this Agreement will continue to be reinsured under this Agreement as follows:

1. The converted coverage under the new policy will be reinsured with the Reinsurer in the same proportion as was determined for the in-force coverage converted; and

2. Reinsurance Premiums for such converted coverage shall be calculated on a point-in-scale basis.

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If the new policy was converted under the Conversion Option Rider from either
(a) two single life policies reinsured under this Agreement; or (b) one single life policy reinsured under this Agreement and one newly underwritten life, to a last survivor policy, Reinsurance Premiums for both lives shall be calculated on a point-in-scale basis. The Reinsurance Premiums for both lives shall be calculated using the tables of Annual Rates per $1,000 of Reinsured Net Amount at Risk and table of YRT Reinsurance Rate Factors applicable to the earliest original coverage in accordance with the procedures set out in Exhibit I.

Conversions from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

B.  Increases and Decreases in Policy Face Amount

1.  If the face amount of a policy reinsured under this Agreement increases and:

       a. The increase is subject to full underwriting, then (i) the provisions of Article III shall apply to the increase in reinsurance and (ii) the increase is underwritten according to the Ceding Company's underwriting practices and guidelines (including preferred criteria, age and amount requirements and underwriting manual assessments) that were approved in writing by the Reinsurer in accordance with Section XXII.L. Reinsurance Premiums for the increase shall be based on new-business rates.

       b. The increase is not subject to full underwriting, the Reinsurer will accept the increase, provided that the Ceding Company underwrote the full face amount (including all scheduled increases) in accordance with the terms of this Agreement.

          Reinsurance Premiums for increases not subject to full underwriting shall be calculated on a point-in-scale basis.

          For increases in accordance with B.1.b, the Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined for the increase at the time the increase goes into effect in accordance with Schedule B.

2.  If the face amount of a policy reinsured under this Agreement decreases and:

       a. If the face amount of a policy that was previously increased is subsequently decreased, the decrease will be applied first to the increase with the latest effective date, and then to the increase with the next earlier effective date, and so forth as necessary, until applying any remaining decrease to the initial face amount of the policy.

The Ceding Company's retention and the amount of risk ceded to the Reinsurer shall be determined at the time the decrease goes into effect, in accordance with Schedule B.

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C.  Policy Exchanges and Other Changes

A policy exchange is a new policy replacing an existing policy where the new policy is not fully underwritten. Exchanges from one single life policy reinsured under this Agreement to a different single life policy will be reinsured on a point-in-scale basis. Likewise, exchanges from one last survivor policy reinsured under this Agreement to a different last survivor policy will be reinsured on a point-in-scale basis. Exchanges from a last survivor policy reinsured under this Agreement with the Last Survivor Exchange Option Rider or Twenty-Four (24) Month Exchange Rider to two single life policies will be reinsured at the applicable single life point-in-scale rates. For each new policy after the exchange, the insurance will continue to be reinsured by the Reinsurer in the same proportions as set at issue of the original coverage.

If there is a contractual change in a policy reinsured under this Agreement that is not subject to full underwriting, other than the changes described above in Sections A and B, the insurance shall continue to be reinsured with the Reinsurer in the same proportions as the original coverage and Reinsurance Premiums for contractual changes shall be calculated on a point-in-scale basis.

The Ceding Company shall notify the Reinsurer of any such changes in policies reinsured under this Agreement in its monthly reinsurance reports.

Exchanges made from a policy not reinsured under this Agreement shall not be reinsured under this Agreement.

D.  Policy Terminations and Lapses

If a policy reinsured under this Agreement terminates, the reinsurance for the risk will terminate as of the effective date of policy termination. For a policy terminated due to the expiry of any grace period for an unpaid amount, the effective date of termination for such policy will be the date such unpaid amount was first due.

If a policy reinsured under this Agreement lapses to extended term insurance under the terms of that policy, the corresponding reinsurance on the reinsured policy will continue on the same basis as the original reinsurance until the expiry of the extended term period.

If a policy reinsured under this Agreement lapses to reduced paid-up insurance under the terms of that policy, the amount of the corresponding reinsurance on the reinsured policy will be reduced according to the terms of Section B.2.

If the Ceding Company allows a policy reinsured under this Agreement to remain in force under its automatic premium loan provisions, the corresponding reinsurance on the reinsured policy will continue unchanged and in force as long as such provisions remain in effect, except as otherwise provided in this Agreement.

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E.  Reduction in Retained Coverage on a Life

If any portion of the aggregate amount of insurance retained by the Ceding Company or its affiliates on an individual life reduces or terminates, the Ceding Company or its affiliates will recalculate its retention on any remaining risk(s) in force on that life. The Ceding Company or its affiliates will not be required to retain an amount in excess of its retention limit for the age, mortality rating, and risk classification based on the applicable retention limit that was in effect at the time of issue for any risk. Unless provided for otherwise in the applicable reinsurance agreements, the Ceding Company or its affiliates will first recalculate the retention on the risk(s) having the same mortality rating as the terminated risk(s). Order of recalculation will secondarily be determined by effective date of the risk, oldest first.

F.  Multiple Reinsurers

If reinsurance of a risk is shared by more than one reinsurer, the Reinsurer's percentage of any increased or reduced reinsurance will be the same as its initial percentage of the reinsurance for that risk unless specified otherwise in Schedule B or agreed upon by the Reinsurer.

G.  Mortality Rating Changes

If the Ceding Company wishes to reduce the mortality rating or otherwise improve the risk class, the Reinsurer shall accept this change if the change qualifies under the underwriting practices and guidelines described in Schedules C, D, or E, as applicable.

H.  Rescission of Policy Coverage Prior to Death Claim

If a misrepresentation, misstatement, or omission on an application results in the Ceding Company's rescission of coverage, the Reinsurer shall refund to the Ceding Company any Reinsurance Premiums it received on that coverage. This refund shall be in lieu of any and all other reinsurance benefits payable on that coverage under this Agreement. The Reinsurer shall also reimburse the Ceding Company for its proportionate share of any non-routine expenses incurred in connection with the rescission including the costs of investigations and of obtaining financial and medical reports.

In the event the rescission is challenged by legal action, the Reinsurer shall participate in the associated legal and investigation expenses. This paragraph shall not apply to expenses relating to rescissions of policies which are determined to be stranger-owned life insurance policies or investor-owned life insurance policies.

If a rescission of policy coverage is reversed and the policy coverage is restored to in-force status, any related reinsurance coverage under this Agreement shall also be restored upon the Ceding Company's payment to the Reinsurer of all applicable Reinsurance Premiums.

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                                   ARTICLE XI

                              POLICY REINSTATEMENT

If a policy reinsured under this Agreement lapses or terminates, and is later reinstated under the Ceding Company's terms and rules, the Reinsurer will reinstate the reinsurance as follows:

A.  Procedure to Reinstate Reinsurance

For policies reinsured under this Agreement that are reinstated by the Ceding Company, the reinsurance cession shall be automatically reinstated.

The Reinsurer reserves the right to request any available Underwriting Information on any reinstatement.

B.  Cost to Reinstate Reinsurance

Upon reinstatement of reinsurance under this Article, the Ceding Company shall pay the Reinsurer Reinsurance Premiums in the same manner as the Ceding Company received corresponding policy charges under the policy for the period of lapse.

The Reinsurer reserves the right to charge the Ceding Company interest on such Reinsurance Premiums in accordance with Section XXII.P.

The Reinsurer will have no liability for any claims incurred between the date of termination and the date of reinstatement of the reinsurance.

C.  Nonforfeiture Reinsurance Termination

If the Ceding Company reinstates a policy that is reinsured while under an extended term or reduced paid-up nonforfeiture option, then reinsurance under such nonforfeiture option will terminate upon policy reinstatement.

                                  ARTICLE XII

                                     CLAIMS

A.  Liability for Claims

The Ceding Company is responsible for the settlement of claims on policies reinsured under this Agreement. It is the Ceding Company's sole decision to determine whether a claim is payable under a policy. The Ceding Company shall operate in good faith and adjudicate claims on policies reinsured under this Agreement as if there were no reinsurance. All claim settlements on policies reinsured hereunder will be subject to the terms and conditions of the particular policy, the applicable statutory requirements, and the standard settlement practices of the Ceding Company. The Ceding Company's decision to pay a claim, provided the Ceding Company has complied with the terms of this Agreement, shall be binding on the Reinsurer, and the Reinsurer shall be liable for its portion of the reinsurance on that risk, as described in Schedule B.

B.  Notification of Claims

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1.  The Ceding Company shall promptly notify the Reinsurer when it is advised of a death claim on coverage reinsured under this Agreement.

2. The Ceding Company shall furnish the Reinsurer with all information it has pertaining to the issuance of the coverage and to the claim for claims incurred during the contestable period where the policy(s) was ceded on an automatic basis and the total Reinsured Net Amount at Risk on the life exceeds

The Reinsurer shall have six (6) business days to provide the Ceding Company with any information it has on such claim. The Ceding Company shall consider all information in determining its claim liability in accordance with Section A. The Ceding Company's failure to notify the Reinsurer of such claims shall not invalidate the reinsurance, but instead shall be treated in accordance with
Article IX.

C.  Claim Payment

1.  Proofs

If a death claim is made under a risk reinsured under this Agreement, the Ceding Company shall provide the Reinsurer with copies of proof(s) of death of the insured(s), proof of claim payment, and the claimant's statement (collectively "Proofs").

For Last Survivor risks, when the first death occurs within the contestable period, the Ceding Company shall submit any claims investigation information to the Reinsurer.

For any claim on a risk reinsured under this Agreement, copies of claim files, underwriting files and other documents relating to a policy under this Agreement shall be furnished to the Reinsurer upon written request.

2.  Payment of Reinsurance Proceeds

The Reinsurer shall pay the Ceding Company the Reinsured Net Amount at Risk, defined in Schedule B, on claims for which it is liable under this Agreement. The due date for such payment is the date fifteen (15) business days after the date that the Reinsurer has received the Proofs and all outstanding documents and all issues have been resolved.

The Reinsurer shall also reimburse the Ceding Company for its proportionate share of non-routine claims expenses (defined below in Section G) and any interest paid by the Ceding Company on such claims, such proportion based on the relationship of the Reinsured Net Amount at Risk to the Total Net Amount at Risk of the coverage, as defined in Schedule B. Interest paid by the Ceding Company on such claims shall be in accordance with the policy provisions and applicable state requirements.

Payment of reinsurance proceeds will be made to the Ceding Company in a single sum, regardless of the Ceding Company's mode of settlement with the payee under the policy.

3.  Claim Balances in Default

If the Reinsurer is delinquent by more than thirty (30) days on an undisputed amount due to the Ceding Company relating to a claim:

       a. The Ceding Company shall have the right to charge interest on delinquent amounts in accordance with Section XXII.P;

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    b.  The Ceding Company shall have the right to offset such amount, including any accrued interest charged by the Ceding Company, from any amount due the Reinsurer in accordance with Article XVII; and

    c. To the extent there is an insufficient balance from which to offset such amounts, the Ceding Company shall have the right to recapture the remaining reinsurance under this Agreement, as described in Article XVI, provided the Ceding Company has given the Reinsurer ninety (90) days advance written notice of its intent to recapture and the Reinsurer has failed to pay the net amount due, including any accrued interest charged by the Ceding Company, by the end of such notice period. In no event shall recapture be construed to be the exclusive remedy of the Ceding Company.

D.  Contested Claims

1. The Ceding Company shall promptly notify the Reinsurer of its intent to deny, reduce, compromise, contest, litigate, or assert defenses against (collectively, "Contest") a claim on a risk reinsured under this Agreement via email to reins_claims@canadalife.com or as otherwise provided by the Reinsurer. The Ceding Company shall also furnish all information material to such action.

Recognizing the urgent nature of these communications, within six (6) business days of receipt of such information (the "Contested Claim Review Period"), the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not it shall participate in the Contest. The Reinsurer may extend the Contested Claim Review Period by two (2) additional business days by written notice to the Ceding Company, if such notice is provided by the end of the initial five-day period. If the Reinsurer does not respond to the Ceding Company within the Contested Claim Review Period, the Reinsurer will be deemed to have elected to participate in the Contest, and any settlement made by the Ceding Company shall be binding on the Reinsurer.

2.  If the Reinsurer elects to participate in the Contest, then:

       a. The Ceding Company will promptly advise the Reinsurer of all significant developments, including notice of legal proceedings initiated in connection with the contested claim until the claim is resolved;

       b. The Reinsurer shall pay its proportionate share of any settlement of the claim, such proportion based on the relationship of the Reinsured Net Amount at Risk to the Total Net Amount at Risk of the coverage, as defined in Schedule B, and in accordance with Article XIII; and

       c. The Reinsurer shall also share in the non-routine claims expenses (defined below in Section G) and Extra-Contractual Obligations, as defined in Article XIII, associated with the Contest in the same proportion as stated above in Paragraph b.

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Notwithstanding the above, if, at any point in time, the Reinsurer disagrees with the Ceding Company's course of action, the Reinsurer may opt out of the Contest by paying the Ceding Company the Reinsured Net Amount at Risk and its proportionate share of non-routine claims expenses (defined in Section G) incurred to the date on which the Reinsurer opts out in the same proportion as stated above in b as if there were no Contest. However, once the Reinsurer has participated in the Contest, the Reinsurer shall remain liable for its share of any Extra Contractual Obligations in accordance with Article XIII that arise from actions taken prior to the date the Reinsurer opts out in the same proportion as stated above in Paragraph b. Any dispute over whether Extra-Contractual Obligations arose from agreed upon actions taken prior to the date the Reinsurer opts out shall be subject to dispute resolution in accordance with this Agreement.

3.  If the Reinsurer declines to participate in the Contest of the claim, then:

       a. The Reinsurer shall release all of its liability for the claim by paying the Ceding Company the Reinsured Net Amount at Risk and its proportionate share of non-routine claims expenses (defined below in Section G) incurred to the date on which the Reinsurer notifies the Ceding Company that it declines to be a party to the action, in the same proportion as stated above in Paragraph 2.b, as though there were no Contest; and

       b. The Reinsurer shall not share in any subsequent increase or decrease in liability for the claim.

4. In the event the Ceding Company does not notify the Reinsurer of a Contest on a claim, in accordance with paragraph 1 above, the Reinsurer shall not be liable for non-routine claims expenses, defined below in Section G, or Extra-Contractual Obligations, as defined in Article XIII, associated with the Contest, but will remain liable for its proportionate share of the lesser of (i) the contractual benefits that would have been payable had there been no Contest or (ii) the actual amounts payable as a result of the Contest.

5.  The Reinsurer will not recommend to the Ceding Company to contest a claim.

E.  Misstatement of Age or Sex

If the amount of insurance provided by the policy or policies reinsured under this Agreement is increased or decreased because of misstatement of age or sex that is established after the death of the insured (or the second death in the case of a last survivor policy), the Reinsurer will share with the Ceding Company in this increase or decrease of insurance in proportion to the relationship of the Reinsured Net Amount at Risk to the Total Net Amount at Risk of the coverage. The amount will be adjusted from the inception of the policy, and any difference in amounts due between the Parties under this Agreement will be settled without interest.

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F.  Return of Premium for Misrepresentations and Suicides

1. If a misrepresentation, misstatement, or omission on an application, or the death of an insured by suicide, results in the Ceding Company returning the policy premiums (or monthly deductions) to the policy owner rather than paying the death benefits under a risk reinsured under this Agreement, the Reinsurer shall refund to the Ceding Company all of the Reinsurance Premiums it received on that coverage without interest. This refund paid by the Reinsurer shall be in lieu of any and all other reinsurance benefits payable on that risk under this Agreement.

2. In addition, the Reinsurer shall pay its proportionate share of reasonable third-party investigation and legal expenses connected with the Ceding Company's decision to return the policy premiums (or monthly deductions) as described above in Paragraph F.1. This paragraph shall not apply to expenses relating to rescissions of policies which are determined to be stranger-owned life insurance policies or investor-owned life insurance policies.

G.  Claims Expenses

1.  Routine Claims Expenses

The Ceding Company shall pay routine expenses incurred in connection with settling claims. These expenses may include the compensation of agents and employees, and the expense of routine investigations.

2.  Non-Routine Claims Expenses

The Reinsurer will participate in non-routine claims expenses, defined as the expenses incurred by the Ceding Company in connection with the Contest, or potential Contest, of a claim. These non-routine claims expenses may include court costs and investigation, autopsy and legal expenses; they would not include the compensation of salaried officers and employees of the Ceding Company. However, if the Reinsurer declines to participate in the Contest of a claim as described above in Paragraph D.3, the Reinsurer will not share in any non-routine expenses for the claim that are incurred after the date of the Reinsurer's release.

3. Claims expenses do not include expenses incurred by the Ceding Company as a result of a dispute or contest arising out of conflicting claims of entitlement to policy proceeds.

                                  ARTICLE XIII

                         EXTRA-CONTRACTUAL OBLIGATIONS

The Reinsurer shall not participate in Extra-Contractual Obligations that are awarded against the Ceding Company as a result of an act, omission, or course of conduct committed solely by the Ceding Company, its agents, or its representatives in connection with claims covered under this Agreement.

The Reinsurer will pay its share of Extra-Contractual Obligations, to the extent permitted by law, if the Reinsurer in writing recommended, consented to, or explicitly ratified the act or course of conduct of the Ceding Company that ultimately resulted in the assessment of the Extra-Contractual Obligations.

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In the event there is a dispute as to whether Extra-Contractual Obligations or any portion thereof resulted from an act or course of conduct recommended, consented to, or explicitly ratified by the Reinsurer, the matter shall be subject to dispute resolution in accordance with this Agreement.

For the purposes of this Agreement, "Extra-Contractual Obligations" shall mean any Punitive Damages, Compensatory Damages, or Statutory Penalties, as defined below, paid or payable by the Ceding Company as a result of an action arising under, relating to, or in connection with a Contest:

"Punitive Damages" are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute.

"Compensatory Damages" are those amounts awarded to compensate for the actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

"Statutory Penalties" are those amounts awarded as a penalty, but are fixed in amount by statute.

                                  ARTICLE XIV

                     DAC TAX SECTION 1.848-2(g)(8) ELECTION

The Ceding Company and the Reinsurer jointly agree to the DAC Tax Election pursuant to Section 1 848-2(g)(8) of the Income Tax Regulations (the "Treasury Regulations") issued under Section 848 of the Internal Revenue Code of 1986, as amended (the "Code"). As used in this Article, the terms "net positive consideration," "specified policy acquisition expenses," and "general deductions limitation" are defined by reference to Treasury Regulations Section 1 ..848-2(g)(8) and Code Section 848 as of the Effective Date.

As part of this DAC Tax Election, both Parties agree:

A. That the Party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Code Section 848(c)(1);

B. To exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency; and

C. That the method and timing of the exchange of this information shall be as follows:

1. The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year with its calculation of the net consideration for the preceding calendar year.

2. The Reinsurer shall, in turn, complete the schedule by indicating acceptance of the Ceding Company's calculation of net consideration or shall note in writing any discrepancies, and then return the completed schedule to the Ceding Company by June 1 of each year.

3. If there are any discrepancies between the Ceding Company's and the Reinsurer's calculations of net consideration, the Parties shall act in good faith to resolve these discrepancies in a manner that is acceptable to both Parties by July 1 of each year.

4. Each Party shall attach the final schedule to its respective U.S. federal income tax return for each taxable year in which consideration is transferred under this Agreement. The

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schedule shall identify this Agreement, shall restate the election described in this Article, and shall be signed by a duly authorized representative of each Party.

D. This DAC Tax Election shall be effective on the Effective Date of this Agreement and shall be effective for all years for which this Agreement remains in effect.

E. The Ceding Company and the Reinsurer each represent and warrant that they are subject to U.S. taxation under the provisions of either Subchapter L of Chapter 1 or Subpart F of Part III of Subchapter N of Chapter 1 of the Code.

F. Should the Reinsurer breach the representation and warranty of tax status set forth in this Article,the Reinsurer agrees to indemnify and hold the Ceding Company, its directors, officers, employees, agents, and shareholders harmless from any and all liability, loss, damages, fines, penalties, interest, and reasonable attorney's fees that the Ceding Company, its directors, officers, employees, agents, and shareholders may sustain by reason of such breach.

                                   ARTICLE XV

                                   INSOLVENCY

A.  Insolvency of the Ceding Company

In the event of the insolvency of the Ceding Company, as determined by the regulatory agency responsible for such determination, all reinsurance will be payable by the Reinsurer on the basis of the liability of the Ceding Company under policies reinsured under this Agreement directly to the liquidator, receiver or statutory successor of the Ceding Company, without diminution because of the insolvency of the Ceding Company.

In the event of the insolvency of the Ceding Company, the liquidator, receiver or statutory successor will give written notice to the Reinsurer of all pending claims against the Ceding Company on any policy reinsured under this Agreement within a reasonable time after such claim is filed in the insolvency proceeding. While a claim is pending, the Reinsurer may investigate and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Ceding Company or its liquidator, receiver or statutory successor.

The expenses incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as part of the expense of the insolvent the Ceding Company to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Ceding Company.

B.  Insolvency of the Reinsurer

For purposes of this Section B, the Reinsurer shall be deemed insolvent when the
Reinsurer:

       a. applies for or is subject to the appointment of a receiver, rehabilitator, conservator, liquidator, supervisor or statutory successor of its properties or assets;

       b.  is adjudicated as bankrupt or insolvent;

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       c.   files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or

       d. becomes the subject of an order to rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the Reinsurer's domicile.

The effective date of the insolvency shall be the date on which the above described event occurred.

In the event of Reinsurer's insolvency, the Ceding Company may recapture all of the inforce policies reinsured under this Agreement by giving written notice to the Reinsurer of its intent to do so. The effective date of recapture will be no earlier than the effective date of the Reinsurer's insolvency.

                                  ARTICLE XVI

                        RECAPTURE OF REINSURED BUSINESS

A. The Ceding Company has the right to recapture risks reinsured under this Agreement as described under the following circumstances:

(1) If the Ceding Company does not agree with the rate increase on a Plan(s) of Insurance in accordance with Section VI.E;

(2)  If the Reinsurer fails to provide security in accordance with Section
VIII.C;

(3) If the Reinsurer is delinquent on payment of an undisputed net amount due in accordance with Section XII.C.3; or

(4)  If the Reinsurer is deemed insolvent, in accordance with Article XV.

B. In the event recapture is elected based on Section A (1) described above, no recapture fees are due and no reserves will be transferred.

C. In the event recapture is based on any of the other circumstances described in Section A above:

1. The Ceding Company and the Reinsurer shall mutually agree upon the recapture terms -- however, if no such agreement can be reached, an independent actuary shall be hired to determine the value of the business to be recaptured. The costs of the independent actuary will be shared equally between the Ceding Company and the Reinsurer;

2. The value of the business to be recaptured will be based on reasonable actuarial assumptions as to interest, mortality, and lapse rates; and

3. Other actuarial assumptions and considerations used to value the business to be recaptured shall include, but not be limited to:

       a.   Projected future claims costs;

       b.  Projected future Reinsurance Premiums;

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    c.   Statutory reserve requirements;

    d. NAIC risk based capital and/or other capital measures, which are reflective of statutory capital levels, that should be maintained for an insurance company with financial strength ratings comparable to those of the Ceding Company; and

    e. Any other considerations considered relevant by the Parties or the independent actuary.

                                  ARTICLE XVII

                                     OFFSET

Any undisputed debts or credits, in favor of or against either the Reinsurer or the Ceding Company, with respect to this Agreement or any other Individual Life reinsurance agreement between the Parties, are deemed mutual debts or credits and may be offset, and only the balance will be allowed or paid provided the Party that seeks to avail itself of this right of offset is not in breach of any provision of this Agreement.

Individual Life shall be that reporting segment, as defined in the United States Securities and Exchange Commission Form 10-K and Form 10-Q, for The Hartford Financial Services Group, Inc., or that reporting segment's successor.

To the extent permitted by applicable law, the right of offset will not be affected or diminished because of the insolvency of either Party.

                                 ARTICLE XVIII

                               DISPUTE RESOLUTION

In the event that any dispute between the Parties under this Agreement cannot be resolved to mutual satisfaction, the dispute will first be subject to good-faith negotiation, as described below, in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

Within ten (10) calendar days after one of the Parties has given the other the first written notification of the specific dispute, each of the Parties will appoint a designated officer to attempt to resolve the dispute. The designated officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to discuss the dispute and to negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The designated officers will decide the specific format for such discussions.

If the designated officers cannot resolve the dispute within thirty (30) calendar days of their first meeting, both Parties agree that they will submit the dispute to formal arbitration. However, the Parties may agree in writing to extend the negotiation period for an additional thirty (30) calendar days.

No later than fifteen (15) calendar days after the final negotiation meeting, the designated officers taking part in the negotiation will give both Parties written confirmation that they are unable to resolve the dispute, and that they recommend establishment of formal arbitration in accordance with Article XIX.

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                                    25

                                  ARTICLE XIX

                                  ARBITRATION

It is the intention of the Parties that the customs and practices of the life and health insurance and life and health reinsurance industries will be given full effect in the operation and interpretation of this Agreement. The Parties agree to act in all matters with good faith. However, if, in accordance with
Article XVIII, the Parties cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration as follows:

An arbitration panel consisting of three past or present officers of life and health insurance or life and health reinsurance companies not affiliated with either of the Parties in any way will settle the dispute. Each Party will appoint one arbitrator within thirty (30) calendar days of the demand for formal arbitration and the two so appointed shall then appoint the umpire. If either Party refuses or neglects to appoint an arbitrator within the thirty (30) calendar days, the other Party may appoint the second arbitrator. If the two arbitrators cannot agree on the umpire within thirty (30) calendar days after both arbitrators have been appointed, the two arbitrators shall select an umpire in accordance with paragraph 6.7 of the Procedures for Resolution of U.S. Insurance and Reinsurance Disputes, dated September 1999.

Within thirty (30) calendar days after the appointment of the umpire, the arbitration panel shall meet and determine timely periods for briefs, discovery procedures, and schedules for hearings. The arbitration shall take place at a location determined by the arbitration panel and, insofar as the arbitration panel looks to the substantive law, it shall consider the laws of the state of Connecticut. The arbitration panel shall have the power to set all procedural rules for the arbitration, including the discretion to make any order with respect to pleadings, discovery, depositions, scheduling, the hearing, reception of evidence and any other matter whatsoever relating to the conduct of the arbitration.

Within sixty (60) calendar days after the beginning of the arbitration proceedings the arbitration panel will issue a written, reasoned, decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding on both Parties and there will be no further appeal. Judgment upon the award may be entered in any court having jurisdiction thereof.

In the absence of a decision to the contrary by the arbitration panel, each Party shall bear the expense of its own arbitration activities, including, but not limited to, its appointed arbitrator's fees, outside attorney fees, witness fees, expenses incurred in the taking or preservation of testimony, and other related expenses.

The Parties shall jointly and equally bear the expense of the third arbitrator and other costs directly attended to the arbitration proceeding, provided that neither Party's liability for such costs shall ever exceed 50% of the total of such costs, regardless of the other Party's failure to pay.

The Parties may mutually agree to extend any of the periods shown in this Article.

                                   ARTICLE XX

                 TERMINATION OF THIS AGREEMENT FOR NEW BUSINESS

A. Either Party may terminate this Agreement, as it applies to reinsurance of new business being issued by the Ceding Company:

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
(1) immediately upon written notice to the other Party, if that other Party becomes insolvent as described in Article XV; or

(2) with one hundred twenty (120) days advance written notice to the other Party; or

(3) with sixty (60) days advance written notice to the other Party, if that other Party breaches a material term of this Agreement, unless such breach is substantially cured by the offending Party within such notice period.

B. After termination, the Parties shall remain liable under the terms of this Agreement for:

(1) reinsurance of policies that becomes effective prior to termination of this Agreement;

(2) reinsurance of policies with an application date on or before the effective date of termination; and

(3) reinsurance that becomes effective as a result of coverage changes described in Article X, with the exception of fully underwritten increases subject to Section X.B.1.a.

C. The Ceding Company shall continue to cede, and the Reinsurer shall continue to accept, any new business issued prior to the termination of this Agreement.

                                  ARTICLE XXI

                                CONFIDENTIALITY

During the course of performance under this Agreement, a Party (the "Owner") or its agent may make available to the other Party (the "Recipient") or its agent certain technical materials such as manuals, policyholder lists, data files and the data contained therein, systems, forms, methods, processes and procedures, and other information or data (collectively, "Proprietary Information") that is proprietary or trade secret in nature. Proprietary Information shall specifically exclude information that was previously known to the Recipient or that is or was publicly disclosed to the Recipient by any party not known by the Recipient to be under a duty to retain such information as confidential.

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Each Party acknowledges that all Proprietary Information is offered for the sole purpose of performing its obligations under this Agreement. Further, each Party agrees that the Owner is deemed to be the sole owner of such Proprietary Information and that any use, furnishing, disclosure, dissemination, publication, or revealing of Proprietary Information in any way by the Recipient to any person, organization, firm or government agency contrary to applicable law or to the terms of this Agreement, shall obligate the Recipient to indemnify and hold the Owner harmless from any damages, litigation, liability, claimed liability, claims, and expenses -- including reasonable attorneys' fees and incidental expenses -- resulting from any such improper use, furnishing, disclosure, or revealing of Owner's Proprietary Information, whether occurring during the term of this Agreement or thereafter, except to the extent that any such loss or damage was caused or contributed to by the Owner. The Ceding
Company acknowledges that the Reinsurer can aggregate the Ceding Company's Proprietary Information with other companies reinsured with the Reinsurer as long as the data cannot be identified as belonging to the Ceding Company.

The Parties shall hold all Proprietary Information in trust and confidence and shall use Proprietary Information only for the purposes of this Agreement. Unless required by applicable law, neither Party shall disclose any Proprietary Information without the express written consent of the other Party. Notwithstanding the foregoing, the Parties may disclose Proprietary Information to their Representatives who need such Proprietary Information to carry out the purposes for which it was disclosed -- it being understood that the Party disclosing the Proprietary Information shall inform its Representatives of the confidential nature of the Proprietary Information, shall cause such Representatives to observe the terms of this Agreement, and shall be liable to the Owner for any breach of this Agreement by itself or by any of its Representatives. The term "Representatives," as used in this Agreement, shall mean a Party's directors, officers, employees, retrocessionaires, partners, agents, other controlling persons, and professional advisors, including but not limited to attorneys, accountants, actuaries, and intermediaries.

In the event the Recipient or its Representative breaches this obligation, the Owner shall have all rights and remedies available under law and equity, including the right to protect its Proprietary Information by injunction, without proving economic loss, which the Parties acknowledge and concede is appropriate and necessary to protect the value of the Owner's Proprietary Information.

Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each Party (and each Representative of such Party) may consult any tax advisor regarding the U.S. federal income tax treatment or tax structure of the transaction ("Tax Treatment"), and disclose to any and all persons, without limitation of any kind, the Tax Treatment and all materials of any kind (including opinions or other tax analyses) that are provided to such Party relating to the Tax Treatment. This permission to disclose the Tax Treatment is limited to any facts relevant to the Tax Treatment and does not include information relating to the identity of the Parties.

In the event that any Party is served with a subpoena, request for production of documents, other legal process, or request by regulator, such Party shall immediately notify, and send a copy of such subpoena, other legal process, or regulatory request to, the other Party so that the other Party may reasonably determine whether any of its Proprietary Information may be included in the data required to be produced. Such other Party may, at its own expense, take such legal action as it deems necessary to preserve the confidentiality of its Proprietary Information or may waive its rights to do so.

To the extent possible, Proprietary Information shall be promptly destroyed upon the termination of this Agreement or, with respect to any particular data files and data, on such earlier date that the same are no longer required by Recipient in order to continue to perform its obligations hereunder. The Recipient will not be obligated to destroy any Proprietary Information that is retained for back-up or archiving purposes, in accordance with a document retention policy, or that the Recipient, in the opinion of counsel, is legally compelled to keep and store.

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The Parties agree to immediately notify each other, in writing, of all circumstances surrounding any known or potential access to, or possession of, Proprietary Information by any person other than persons authorized by this Agreement. Such notice shall be provided as a material communication under
Article XXIII and shall include, but not be limited to, the name and address of each such unauthorized person.

This Article shall survive the termination of this Agreement.

                                  ARTICLE XXII

                               GENERAL PROVISIONS

A.  Policy Forms

When requested, the Ceding Company will furnish the Reinsurer with a sample copy of each policy and rider form that applies to the Plans of Insurance to be reinsured hereunder.

B.  Severability

If any provision of this Agreement shall be declared or found to be illegal, invalid, unenforceable, or void, the Parties shall be relieved of their obligations under such provision. The validity of the remaining provisions shall not be affected. To the extent possible, the Parties shall work in good faith to amend this Agreement to address such provision.

C.  Survival

All provisions of this Agreement shall survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the Parties' rights or obligations hereunder existing at the time of its termination.

D.  Non-Waiver

No act, delay, omission, course of dealing or prior transaction by or between the Parties to this Agreement shall constitute a waiver of any right or remedy under this Agreement. No waiver of any right or remedy under this Agreement shall be construed to be a waiver of any other or subsequent right or remedy under this Agreement.

E.  Currency

The Reinsurance Premiums and benefits payable under this Agreement will be payable in United States Dollars.

F.  Definitions of Terms in Policies

Terms that are not defined in this Agreement will have the meaning conferred on them in the underlying reinsured contracts. Such terms include, but may not be limited to: Monthly Activity Date, Monthly Deduction Amount, Account Value, and Policy Protection Account.

G.  Governing Law

This Agreement shall be governed by the laws of the State of Connecticut, exclusive of the rules with respect to conflicts of law.

H.  Assignment and Transfer

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The rights, duties and obligations of the Parties under this Agreement shall not be assigned or transferred, in whole or in part, except as otherwise provided herein, by either Party without the prior written consent of the other Party. Such consent shall not be unreasonably withheld. This provision is not intended to preclude the Reinsurer from retroceding the reinsurance on an indemnity basis, nor to prevent successors in interest from having rights and obligations under this Agreement.

I.  Execution of Agreement in Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

J.  Force Majeure

Neither Party shall be liable for any delay or non-performance of any covenant contained herein nor shall any such delay or non-performance constitute a default hereunder, or give rise to any liability for damages if such delay or non-performance is caused by an event of "Force Majeure." As used herein, the term "Force Majeure" means: an event, explosion, action of the elements, strike or other labor relations problem; restriction or restraint imposed by law, rule, or regulation of any public authority, whether federal, state or local, and whether civil or military; act of any military authority or international terrorist group; interruption of transportation, communication, or transmission facilities; or any other cause that is beyond the reasonable control of such Party and that, by the exercise of reasonable diligence, such Party is unable to prevent. The existence of any event of Force Majeure shall extend the term of performance on the part of such Party to complete performance in the exercise of reasonable diligence after the event of Force Majeure has been removed.

K.  Material Compliance Provision

The Parties represent that, to the best of their knowledge, they are in substantial compliance with all state and federal laws material to the business reinsured under this Agreement. In the event that either Party is found to be noncompliant with any law material to this Agreement, this Agreement will remain in effect and the non-compliant Party will indemnify the other Party for any direct loss that Party suffers as a result of the noncompliance and, to the extent practicable, will remedy the noncompliance as soon as possible.

L.  Representations and Warranties and Good Faith

The Parties have entered into this Agreement in reliance upon mutual representations and warranties.

Each Party represents to the other that, as of the Effective Date of this Agreement, it was solvent on a statutory basis in all states in which it is licensed to transact business.

The Ceding Company represents and warrants to the Reinsurer that it provided the Reinsurer with a request for proposal and supporting materials associated therewith on or about January 21, 2008 (the "Request for Proposal") and acknowledges that the Reinsurer has relied on these documents and such representations as well as the Reinsurer's expertise, knowledge, and experience in the life insurance and life reinsurance industries, in its decision to enter into this Agreement.

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The Ceding Company represents, to the best of its knowledge, as of the date it executed this Agreement that:

(1)  it was not aware of any errors in the Request for Proposal;

(2) any assumptions made in compiling the Request for Proposal were based upon informed judgment and were consistent with sound actuarial principles;

(3) all factual information contained in the Request for Proposal was correct, complete, and accurate in all material respects;

(4) the underwriting, administration and claims practices it employed were consistent with those of a prudent life insurance company.

In addition, the Parties agree that the principles of good faith traditional to life reinsurance shall be adhered to in the performance of this Agreement, in the underwriting and administration of the business reinsured hereunder, and in their dealing with each other. Pursuant to such principles, the Ceding Company shall inform the Reinsurer in writing of any material changes in its underwriting practices and guidelines, administration and/or claims practices for the Reinsurer's consideration and written approval. In addition, the Ceding Company shall inform the Reinsurer of any changes in its pricing information which would, in a prudent actuary's opinion, change the risk characteristics of the business reinsured hereunder (e.g., changes that would affect the distribution by risk categories) for the Reinsurer's consideration and written approval.

If the Reinsurer does not consent to any such changes in writing, the Reinsurer reserves the right to decline reinsurance coverage on such policies and/or negotiate a corresponding adjustment of the reinsurance terms and conditions for the risks reinsured hereunder.

M.  Expenses

The Ceding Company shall pay the expense of all medical examinations, inspection fees, and other charges in connection with the issuance of the insurance reinsured under this Agreement.

N.  Taxes

The Reinsurer will not reimburse the Company for premium taxes or other insurance-related taxes paid on business reinsured under this Agreement.

O.  Inspection of Records

Each Party or its authorized representatives will have the right, at any reasonable time and upon reasonable advance notice to inspect the other Party's documents and records that relate to this Agreement and the business that is the subject matter of this Agreement. The Ceding Company's right of inspection shall be limited to the Reinsurer's underwriting papers, claims or administration files related to the business reinsured under this Agreement.

Each Party will cooperate with and facilitate any such inspection, including providing a reasonable workspace to conduct the inspection. Upon the request of the inspecting Party, the other Party will make available such officers and employees as the inspecting Party may reasonably request to provide information relating to the business reinsured under this Agreement.

All expenses of conducting the inspection will be the sole responsibility of the inspecting Party.

This Section will survive the termination of this Agreement.

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                                    31

P.  Short-Term Interest

For certain payments as specified in this Agreement that are due from one Party to the other Party, the Party owed has the right to charge the other Party interest on those payments. If that right is exercised, such interest will be computed, from the date the payment is due to the date payment is made, using the short-term interest method.

Interest under the short-term interest method will accrue at an effective annual rate set equal to the lesser of (i) a rate equal to the sum of 175 basis points (1.75%) plus the annualized Three Month London Interbank Offering Rate (LIBOR) published in the Wall Street Journal (or, if not available, a comparable publication agreed upon by the Parties) on the due date of the payment, if the due date is a business day, or if not, on the first business day following the due date, or (ii) the maximum annual rate allowed by law for this purpose in the governing-law state specified above in Section G.

The effective annual interest rate to be used under the short-term interest method for a payment due will be reset every three months after such due date, as necessary, if the payment accrues interest for a period longer than three months. If multiple payments are accruing interest under one computation, then the rate will be reset every three months after the due date of the earliest such payment, and the reset rate for each successive period shall apply to accrue interest on all such payments accrued during such period.

Q.  OFAC

It is the intention of the Parties to comply with all laws, statutes, regulations, and rules applicable to the business reinsured under this Agreement, including, but not limited to, the requirements of the United States Department of the Treasury's Office of Foreign Asset Control ("OFAC").

For the purposes of this Agreement, a "Prohibited Person" is a Specially Designated National and Blocked Person as defined by OFAC and a "Sanctioned Country" is collectively a department, agency, branch, instrumentality, government-owned entity or representative of the government of a sanctioned or an embargoed country as identified by OFAC.

Should either Party discover, or otherwise become aware, that a policy, which is reinsured under this Agreement, insures, is owned by, or in is any way controlled by a Prohibited Person or has been made in violation of the laws, the Party who first becomes aware of the violation will notify the other Party and the Parties will cooperate in order to take all necessary corrective actions.

Such reinsurance cession will be null, void, and of no effect from its inception, to the same extent as if the policy had never been ceded. In such event, each Party will be restored to the position it would have occupied if the violation had not occurred, including the return of any payments received, unless prohibited by law.

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R.  Changes in Retention Limit

If the Ceding Company changes its maximum Retention Limit as shown in Exhibit II, it shall provide the Reinsurer with written notice of the intended change thirty (30) days in advance of the effective date. The CCARet%, as shown in Schedule B, will remain unchanged for new and in force business, unless mutually agreed.

                                 ARTICLE XXIII

                           NOTICES AND COMMUNICATIONS

A.  Material Communications

For the purpose of this Agreement, "Material Communications" shall be defined as those communications that are associated with material breach of this Agreement, termination or recapture of this Agreement, the resolution of disputes by arbitration, negotiation or court proceedings under this Agreement, a change in or loss of the Reinsurer's licensing or accreditation, and/or confidentiality and compliance provisions set forth in this Agreement.

All material communications will be addressed as follows:

If to the Ceding Company:                If to the Reinsurer:

Individual Life Director of Reinsurance  Reinsurance, S-6
Hartford Life Insurance Companies        The Canada Life Assurance Company
200 Hopmeadow Street                     330 University Avenue
Simsbury, CT 06089                       Toronto, ON M5G 1R8
Facsimile: (860) 843-5860                (416) 343-8488

Copies (which shall not constitute       Copies (which shall not constitute
notice) to:                              notice) to:

Corporate Reinsurance                    Reinsurance Treaty Department, S-6
Hartford Life Insurance Companies        The Canada Life Assurance Company
200 Hopmeadow Street                     330 University Avenue
Simsbury, CT 06089                       Toronto, ON M5G 1R8
Facsimile: (860) 843-5568                (416) 343-8488

Reinsurance Counsel                      Reinsurance Legal Counsel, S-6
Hartford Life Insurance Companies        The Canada Life Assurance Company
200 Hopmeadow Street                     330 University Avenue
Simsbury, CT 06089                       Toronto, ON M5G 1R8
Facsimile: (860) 843-8665                (416) 343-2519

or such other address or facsimile number as one Party may provide to the other Party by routine communication given as described under Section B. The foregoing shall not preclude the effectiveness of actual written notice given to a Party at any address or by any means.

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B.  Other Communications

All other communications will be sent to the contact either (a) provided by the receiving party, or (b) identified in the course of routine administration of this Agreement.

C.  Notices

All notices with regard to this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date when delivered personally; (ii) on the date sent by facsimile transmission or electronic mail with proof of delivery; or (iii) on the earlier of the date received and the date three (3) business days after any such notice was sent by nationally recognized courier or by first-class U.S. mail, postage prepaid, return receipt requested.

                                   EXECUTION

In witness whereof, the Parties have, by their duly authorized representatives, executed this Agreement in duplicate, each of which shall be deemed an original but both of which together shall constitute one and the same instrument, on the dates indicated below, with an effective date of October 1, 2008.

THE CANADA LIFE ASSURANCE COMPANY

By:      /s/ Monica Hainer               By:      /s/ Jean-Francois Poulin
         ------------------------------           ------------------------------
Name:    Monica Hainer, FSA, FCIA, MAAA  Name:    Jean-Francois Poulin
Title:   Senior Vice President           Title:   Senior Vice President, Life
                                                  Reinsurance
         Life Reinsurance
Date:    December 23/10                  Date:    December 28, 2010

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Richard Smolinski           Attest:  /s/ Michael J. Roscoe
         ------------------------------           ------------------------------
Name:    Richard Smolinski               Name:    Michael J. Roscoe
Title:   Assistant Vice President and    Title:   Senior Vice President and
         Actuary                                  Actuary
Date:    12/22/2010                      Date:    12/22/2010

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
                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                          NAR       BASE POLICY
BASE POLICY                                       VALUATION MORTALITY TABLE(S)           TYPE*   ELIGIBILITY DATE**
--------------------------------------------------------------------------------------------------------------------
Stag UL                                   1980 CSO M/F S/NS Ultimate ALB                   A    10/01/2008
Hartford Bicentennial UL Founders         2001 CSO M/F S/NS Ultimate ANB                   A    10/01/2008
Hartford UL CV                            1980 CSO M/F S/NS Ultimate ALB                   A    10/01/2008
Stag Wall Street VUL                      1980 CSO M/F S/NS Ultimate ALB                   A    10/01/2008
Stag Protector II VUL                     1980 CSO M/F S/NS Ultimate ALB                   A    10/01/2008
Hartford Leaders VUL Legacy               2001 CSO M/F Composite Ultimate ANB              A    10/01/2008
Stag Accumulator II VUL                   1980 CSO M/F Unismoke Ultimate ALB               A    10/01/2008
Hartford Leaders VUL Liberty (a)          1980 CSO M/F Unismoke Ultimate ANB               A    10/01/2008
Hartford Leaders VUL Liberty (b)          2001 CSO M/F Composite Ultimate ANB              A    10/01/2008
Life Solutions II UL (a)                  1980 CSO M/F S/NS Ultimate ALB                   A    10/01/2008
Life Solutions II UL (b)                  2001 CSO M/F S/NS Ultimate ALB                   A    10/01/2008
Hartford Advanced Universal Life          2001 CSO M/F S/NS Ultimate ALB                   B    10/01/2008
Hartford Bicentennial UL Freedom (a)      2001 CSO M/F S/NS Ultimate ANB                   B    10/01/2008
Hartford Bicentennial UL Freedom (b)      2001 CSO M/F S/NS Ultimate ANB                   A    07/01/2010
Hartford Quantum II VUL (a)               2001 CSO M/F S/NS Ultimate ALB                   A    10/01/2008
Hartford Quantum II VUL (b)               2001 CSO M/F S/NS Ultimate ANB                   A    10/01/2008
Hartford ExtraOrdinary Whole Life (a)     2001 CSO M/F S/NS Ultimate ALB                   A    10/01/2008
Hartford ExtraOrdinary Whole Life (b)     2001 CSO M/F S/NS Ultimate ANB                   A    10/01/2008
Hartford Bicentennial UL Founders II      2001 CSO M/F S/NS Ultimate ANB                   A    03/05/2010
Hartford Bicentennial UL Founders II
 Extended Value Option                    2001 CSO M/F S/NS Ultimate ANB                   A    03/05/2010
Hartford Frontier Indexed UL              2001 CSO M/F S/NS Ultimate ANB                   A    09/07/2010
Hartford Frontier Indexed UL
 Extended Value Option                    2001 CSO M/F S/NS Ultimate ANB                   A    09/07/2010

------------

*   NAR Type is described in Schedule B.

** Policies and riders issued with a policy issue date on or after the Base Policy Eligibility Date or the Rider Eligibility Date shown may qualify for automatic reinsurance under the terms of this Agreement.

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                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                         SINGLE LIFE PLANS OF INSURANCE

RIDERS PROVIDING DEATH BENEFITS
THAT ARE ELIGIBLE FOR REINSURANCE                                       RIDER ELIGIBILITY DATE**
-------------------------------------------------------------------------------------------------
Primary Term Insured Rider                                                     10/01/2008
Other Covered Insured Term Life Rider                                          10/01/2008
Cost of Living Adjustment (COLA) Rider                                         10/01/2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                               RIDER ELIGIBILITY DATE**
-------------------------------------------------------------------------------------------------
Accidental Death Benefit (ADB) Rider                                           10/01/2008
Accelerated Benefit Rider (ABR)                                                10/01/2008
LifeAccess Accelerated Benefit Rider (LAABR)                                   10/01/2008
Policy Continuation Rider                                                      10/01/2008
Policy Protection Rider (PPR)                                                  10/01/2008
Enhanced No Lapse Guarantee Rider                                              10/01/2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED)                   RIDER ELIGIBILITY DATE**
-------------------------------------------------------------------------------------------------
Lifetime No Lapse Guarantee Rider                                              10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider                           10/01/2008
Paid-Up Life Insurance Rider                                                   10/01/2008
Conversion Option Rider                                                        10/01/2008
Overloan Protection Rider                                                      10/01/2008
Waiver of Specified Amount (WSA) Rider                                         10/01/2008
Waiver of Monthly Deductions (WMD) Rider                                       10/01/2008
Children's Life Insurance Rider                                                10/01/2008
Foreign Travel Exclusion Rider                                                 10/01/2008
Estate Tax Repeal Benefit Rider                                                10/01/2008
Modified Surrender Value Rider                                                 10/01/2008
Cash Surrender Value Endorsement                                               10/01/2008
Automatic Premium Payment Rider                                                10/01/2008
Additional Premium Rider                                                       10/01/2008
Qualified Plan Rider                                                           10/01/2008
Owner Designated Settlement Option Rider                                       03/05/2010

NOTE: NAR Type for term riders above is C. For COLA Rider, NAR Type follows Base Policy to which it is attached.

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                         SINGLE LIFE PLANS OF INSURANCE

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING ADDITIONAL DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adjustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. During and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                         SINGLE LIFE PLANS OF INSURANCE

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life Insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider: Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: This rider indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to the Ceding Company, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option. This rider allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                               NAR       BASE POLICY
BASE POLICY                                            VALUATION MORTALITY TABLE(S)           TYPE*   ELIGIBILITY DATE**
-------------------------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy              2001 CSO M/F S/NS Ultimate ALB                   A    10/01/2008
Hartford Leaders VUL Joint Legacy II           2001 CSO M/F S/NS Ultimate ANB                   A    10/01/2008
Hartford Advanced Last Survivor UL             2001 CSO M/F S/NS Ultimate ALB                   B    10/01/2008
Hartford Bicentennial UL Joint Freedom         2001 CSO M/F S/NS Ultimate ALB                   B    10/01/2008
Hartford Bicentennial UL Joint Freedom II(a)   2001 CSO M/F S/NS Ultimate ANB                   B    10/01/2008
Hartford Bicentennial UL Joint Freedom II(b)   2001 CSO M/F S/NS Ultimate ANB                   A    07/01/2010

------------

*   NAR Type is described in Schedule B.

** Policies and riders issued with a policy issue date on or after the Base Policy Eligibility Date or the Rider Eligibility Date shown may qualify for automatic reinsurance under the terms of this Agreement.

RIDERS PROVIDING DEATH BENEFITS
THAT ARE ELIGIBLE FOR REINSURANCE                                       RIDER ELIGIBILITY DATE**
-------------------------------------------------------------------------------------------------
Estate Protection Rider (NAR Type is C)                                        10/01/2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                               RIDER ELIGIBILITY DATE**
-------------------------------------------------------------------------------------------------
LS Exchange Option Rider                                                       10/01/2008
Policy Protection Rider                                                        10/01/2008
Estate Tax Repeal Rider                                                        10/01/2008
Foreign Travel Exclusion Rider                                                 10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider                           10/01/2008
Paid-Up Life Insurance Rider                                                   10/01/2008
Owner Designated Settlement Option Rider                                       03/05/2010

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Estate Tax Repeal Rider: This rider will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Guaranteed Minimum Accumulation Benefit Rider and Paid-Up Life Insurance Rider:
Same as Single Life riders.

Owner Designated Settlement Option. Same as Single Life rider.

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

AUTOMATIC REINSURANCE: The Ceding Company shall retain its available retention on each risk, defined below as the Retained Net Amount at Risk, subject to the applicable Ceding Company's Treaty Retention Limit shown in Exhibit II.

The Reinsurer will automatically reinsure a portion of the remainder of the risk, called the Reinsured Net Amount at Risk, as defined below in this Schedule B, not to exceed the Reinsurer's Maximum Automatic Participation Limit, as set forth in Exhibit II.

TOTAL ALLOCATION LIMIT (TAL): As shown in Exhibit II.

CEDING COMPANY'S TREATY RETENTION LIMIT (CCTRL): As shown in Exhibit II.

CEDING COMPANY'S ALLOCATED RETENTION (CCAR): As shown in Exhibit II.

CURRENT RETENTION (CURRRET) = Current amount of life insurance retained by the Ceding Company and its affiliated companies on the life for in-force life insurance coverage. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.)

REINSURER'S ALLOCATED RETENTION (ReinsARet): As shown in Exhibit II.

REINSURER'S ATTACHMENT POINT (ReinsAPt): As shown in Exhibit II.

NAR TYPE for the Plan of Insurance to be reinsured under this Agreement, as shown in Schedule A.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE

TOTAL NET AMOUNT AT RISK (TOTNAR)* =

For NAR TYPE A, Death Benefit minus the Account Value.

For NAR TYPE B, Death Benefit minus the Working Reserve, where

Working Reserve = (i) x (ii) / (iii), and

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

For NAR TYPE C, Death Benefit.

* In cases where the current Working Reserve is not available, the Ceding Company may estimate such amount using either the most recent Working Reserve or the Account Value.

STEP 2 -- DETERMINE NET AMOUNT AT RISK FOR EACH "LAYER" OF COVERAGE

STEP 3 -- DETERMINE THE NAR FOR THE CEDING COMPANY AND THEN FOR THE REINSURER

MINIMUM AUTOMATIC REINSURANCE CESSION: [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE C

                     THIS SCHEDULE LEFT BLANK INTENTIONALLY

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE D
                         SPECIAL UNDERWRITING PROGRAMS
                           EFFECTIVE OCTOBER 1, 2008

The Ceding Company has several special underwriting programs. The majority of these programs are contained within the Underwriting Brochure entitled "Life insurance underwriting that opens doors and closes cases", form LCM-05-418-1-09. Another program, Life Express, effective October 26, 2009, is documented in a LifeTIMES Bulletin dated October 30, 2009. Both of these publications have been shared in advance of the execution of this Agreement with the Reinsurer. The Ceding Company has two additional special underwriting programs not listed in the Underwriting Brochure, the "Benny Program" and the "Director's Charitable Award Program", which are listed below.

BENNY PROGRAM

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE D
                         SPECIAL UNDERWRITING PROGRAMS
                           EFFECTIVE OCTOBER 1, 2008

DIRECTOR'S CHARITABLE AWARD PROGRAM (DCAP) -- FOR LAST SURVIVOR PLANS ONLY

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE D
                         SPECIAL UNDERWRITING PROGRAMS
                           EFFECTIVE OCTOBER 1, 2008

DIRECTOR'S CHARITABLE AWARD PROGRAM (DCAP) -- CONTINUED

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

UNDERWRITING MANUALS

The Swiss Re Underwriting Guideline and our internal changes, both of which are documented in our InfoBase data system, are the primary reference sources we currently use when arriving at medical offers on cases. Final decisions are based on all aspects of the case, and at times may differ from the guidelines in these manuals. They may also differ in situations where our Medical Department has published guidelines that suggest other ways to underwrite or view an impairment or test result. Other than the information published by our Medical Department, however, all variances from our underwriting manuals or department guidelines should be completely documented in the underwriting file. Financial and other non-medical underwriting guidelines can be found in the InfoBase training and documentation system.

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

             UNDERWRITING REQUIREMENTS -- STANDARD PERMANENT PLANS

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

               UNDERWRITING REQUIREMENTS -- STAG WALL STREET VUL

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

        UNDERWRITING REQUIREMENTS -- MIDDLE AMERICA (LIFE SOLUTIONS II)

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

    UNDERWRITING REQUIREMENTS -- MIDDLE AMERICA (LIFE SOLUTIONS II) (CONT'D)

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

           PREFERRED CLASSES -- ADDITIONAL UNDERWRITING REQUIREMENTS
                 EFFECTIVE OCTOBER 1, 2008 THROUGH MAY 23, 2010

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

       PREFERRED CLASSES -- ADDITIONAL UNDERWRITING REQUIREMENTS (CONT'D)
                 EFFECTIVE OCTOBER 1, 2008 THROUGH MAY 23, 2010

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

PREFERRED CLASSES -- ADDITIONAL UNDERWRITING REQUIREMENTS (CONT'D) EFFECTIVE MAY
                                    24, 2010

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

  PREFERRED CLASSES -- ADDITIONAL UNDERWRITING REQUIREMENTS (CONT'D) EFFECTIVE
                                AUGUST 20, 2010

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE E
        CEDING COMPANY'S STANDARD UNDERWRITING PRACTICES AND GUIDELINES
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   SCHEDULE F
             POLICIES ELIGIBLE FOR REINSURANCE UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

The following categories of policies are eligible for reinsurance under this
Agreement:

CATEGORY #                                                 CATEGORY DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------
1             Policies issued on or after March 1, 2009
2             Policies issued from the Effective Date of this Agreement through February 28, 2009 that were eligible for automatic reinsurance under one of the following Ceding Company reinsurance pools:
                  (i)   Single Life Excess Pool effective November 1, 2002;
                  (ii)  Advanced UL Pool effective September 1, 2004;
                  (iii) Last Survivor Excess Pool effective January 1, 2002; and
                  (iv)  Advanced Last Survivor UL Pool effective January 1, 2005, but that were fully retained by the Ceding Company at the time of processing (see Note below).
              Notwithstanding the foregoing, fully retained policies issued during this period in which the insured has a subsequent policy that is partially or fully ceded to another pool (including the Hartford Term Pool effective
              April 10, 2006) will not be eligible for reinsurance under this Agreement.
              Note: The Ceding Company completed the processing of Category 2 business in July 2009. At the time of processing, the Ceding Company paid the Reinsurer Reinsurance Premiums for all policies in Category 2 back to each policy's effective date.

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                       FOR SINGLE LIFE PLANS OF INSURANCE

REINSURANCE PREMIUM

Reinsurance Premium shall be calculated each month for each risk reinsured as [
(i) + (ii) ] / 12, where:

(i) equals the Yearly Renewable Term (YRT) Reinsurance Premium for the coverage (as defined below); and

(ii) equals the Annual Flat Extra Reinsurance Premium (as defined below) for the coverage, where the sum of [ (i) + (ii) ] shall not exceed the Reinsured Net Amount at Risk for such coverage, defined in Schedule B.

For the purposes of calculating Reinsurance Premium, the following will be considered separate coverages: base policy, increases in coverage, and reinsured riders.

YEARLY RENEWABLE TERM (YRT) REINSURANCE PREMIUM

The YRT Reinsurance Premium for each coverage shall equal (i) x (ii) x (iii) / 1,000, where:

(i)  equals [ (a) x (b) ], (the "Base YRT Reinsurance Premium Rate") where:

       (a) equals the applicable rate from the tables of Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit III; and

       (b) equals the applicable percentage from the tables of YRT Reinsurance Rate Factors to be Applied to the Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit IV;

(ii) equals the applicable Substandard Table Percentage, specified in Exhibit V, for the risk; and

(iii) equals the Reinsured Net Amount at Risk for such coverage, defined in Schedule B.

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                       FOR SINGLE LIFE PLANS OF INSURANCE

ANNUAL FLAT EXTRA REINSURANCE PREMIUM

The Annual Flat Extra Reinsurance Premium for each coverage equals {(i) x [ 1 --
(ii) ] x [(iii) / 1,000]}, where:

(i) equals the applicable annual flat extra rate per 1,000, for the year of coverage, that the Ceding Company charges for the coverage;

(ii)  equals the Flat Extra Allowance Percentage, specified below; and

(iii) equals the Reinsured Net Amount At Risk for such coverage, defined in Schedule B.

FLAT EXTRA ALLOWANCE PERCENTAGE

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                      FOR LAST SURVIVOR PLANS OF INSURANCE

REINSURANCE PREMIUM

Reinsurance Premium shall be calculated each month for each risk reinsured as [(i) x (ii) / 1,000] / 12, where:

(i)  equals the result of the following steps:

(ii) equals the Reinsured Net Amount at Risk for the coverage, defined in Schedule B.

For the purposes of calculating Reinsurance Premium, the following will be considered separate coverages: base policy, increases in coverage, and reinsured riders. Reinsurance Premium for a single life rider attached to a last survivor policy shall be determined in accordance with the Reinsurance Premium calculations for single life plans of insurance.

YRT REINSURANCE PREMIUM RATE PER 1,000*

The YRT Reinsurance Premium Rate per 1,000 for each life for each coverage shall equal (i) x (ii) + (iii), but in no event more than 1,000, where:

(i)  equals the quantity [ (a) x (b) ], where:

       (a) equals the applicable rate from the tables of Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit III; and

       (b) equals the applicable percentage from the tables of YRT Reinsurance Rate Factors to be Applied to the Annual Rates per $1,000 of Reinsured Net Amount at Risk specified in Exhibit IV;

(ii) equals the applicable Substandard Table Percentage, specified in Exhibit V, for the risk; and

(iii) equals the Annual Flat Extra Reinsurance Premium per 1,000, as defined below.

* For purposes of determining the YRT Reinsurance Premium Rate per 1,000, a life deemed uninsurable will be treated as Table P for 20 years with a $250 flat extra for 10 years.

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   EXHIBIT I
                        REINSURANCE PREMIUM CALCULATION
                           EFFECTIVE OCTOBER 1, 2008

                      FOR LAST SURVIVOR PLANS OF INSURANCE

ANNUAL FLAT EXTRA REINSURANCE PREMIUM PER 1,000

The Annual Flat Extra Reinsurance Premium per 1,000 for each coverage equals {(i) x [ 1 -- (ii)]}, where:

(i) equals the applicable annual flat extra rate per 1,000, for the year of coverage, that the Ceding Company charges for the coverage; and

(ii)  equals the Flat Extra Allowance Percentage, specified below.

FLAT EXTRA ALLOWANCE PERCENTAGE

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   EXHIBIT II
                     RETENTION AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (FOR SPECIFICS ON CALCULATION OF LIMITS WITH LAST SURVIVOR COVERAGE, SEE
                              WORKSHEET ON PAGE 4)
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   EXHIBIT II
                     RETENTION AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS (FOR SPECIFICS ON CALCULATION OF LIMITS WITH LAST SURVIVOR COVERAGE, SEE
                              WORKSHEET ON PAGE 4)
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   EXHIBIT II
                     RETENTION AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   EXHIBIT II
                     RETENTION AND TOTAL POOL ISSUE LIMITS
    APPLICABLE TO ALL SINGLE LIFE AND LAST SURVIVOR PERMANENT LIFE BUSINESS
                           Effective October 1, 2008

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                  EXHIBIT III
            ANNUAL RATES PER $1,000 OF REINSURED NET AMOUNT AT RISK
                           Effective October 1, 2008

              FOR SINGLE LIFE AND LAST SURVIVOR PLANS OF INSURANCE
                                      AND
                           FOR AUTOMATIC REINSURANCE

Annual Rates per $1,000 of Reinsured Net Amount at Risk are provided in the following attached tables of Exhibit III. They are provided on a Select & Ultimate basis and vary by:

1. Age basis (Age Nearest Birthday or Age Last Birthday), to align with the Valuation Mortality Table for the Plan of Insurance;

2.  Gender (Male, Female); and

3.  Rate class --

       a.   Preferred Plus Non-Nicotine (PPNN);

       b.  Preferred Non-Nicotine (PNN);

       c.   Standard Non-Nicotine (SNN);

       d.  Preferred Nicotine (PN); and

       e.   Standard Nicotine (SN).

For Life Solutions II UL plans, Annual Rates per $1,000 of Reinsured Net Amount at Risk will be determined as follows:

       (1)  For "Preferred" policies, use the SNN rate class; and

       (2)  For "Standard" policies, use the SN rate class.

All risks insured by the Ceding Company on a Unisex basis will be reinsured using gender-specific rates.

Note: If the Annual Rates per $1,000 or YRT Reinsurance Rate Factors shown in
Exhibit IV of this Agreement are changed, the Ceding Company and the Reinsurer will determine whether the Annual Rates per $1,000 or YRT Reinsurance Rate Factors for the Excess Risks agreement need to be changed.

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                  EXBIBIT III
            ANNUAL RATES PER $1,000 OF REINSURED NET AMOUNT AT RISK
                           EFFECTIVE OCTOBER 1, 2008

                                   [Redacted]

[ILLEGIBLE]
[ILLEGIBLE]

    0
    1
    2
    3
    4
    5
    6
    7
    8
    9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
    47
    48
    49
    50
    51
    52
    53
    54
    55
    56
    57
    58
    59
    60
    61
    62
    63
    64
    65
    66
    67
    68
    69
    70
    71
    72
    73
    74
    75
    76
    77
    78
    79
    80
    81
    82
    83
    84
    85
    [ILLEGIBLE]
    [ILLEGIBLE]
    [ILLEGIBLE]

                                   EXHIBIT IV
                          YRT REINSURANCE RATE FACTORS
                           EFFECTIVE OCTOBER 1, 2008

             YRT REINSURANCE RATE FACTORS (SEE EXHIBIT I FOR USAGE)

For Automatic Reinsurance under this Agreement, Table 1 applies for all coverage years on Reinsured Net Amount at Risk (ReinsNAR) for portions of face amount not exceeding Total Allocation Limit (TAL).

                                    TABLE 1

For Single Life Plans, use applicable factor for issue age, gender, and risk class from tables above.

For Last Survivor Plans, use (applicable factor for issue age, gender, and risk class from tables above) x (applicable Last Survivor Factor LSF for gender and risk class from tables above).

For Life Solutions II UL plans, YRT Reinsurance Rate Factors will be determined as follows:

(1) For "Preferred" policies, use the SNN rate class; and

(2) For "Standard" policies, use the SN rate class.

Note: If the YRT Reinsurance Rate Factors or the Annual Rates per $1,000 shown in Exhibit III of this Agreement are changed, the Ceding Company and the Reinsurer will determine whether the Annual Rates per $1,000 or YRT Reinsurance Rate Factors for the Excess Risks agreement need to be changed.

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   EXHIBIT V
                         SUBSTANDARD TABLE PERCENTAGES
                           EFFECTIVE OCTOBER 1, 2008

SUBSTANDARD TABLE PERCENTAGES (SEE EXHIBIT I FOR USAGE)

                                   [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

[LOGO]              HARTFORD LIFE INSURANCE COMPANY
THE HARTFORD        HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                    500 BIELENBERG DRIVE, WOODBURY, MN 55125
                    P.O. BOX 64271, ST. PAUL, MN 55164-0271

                    TEMPORARY INSURANCE AGREEMENT

PROPOSED PRIMARY INSURED: NAME:          DATE OF BIRTH:

Under this Temporary Insurance Agreement ("Agreement"), Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company ("Company") agrees to provide a limited amount of life insurance coverage, for a limited period of time, subject to the terms and conditions set forth below.

WHEN COVERAGE BEGINS

Temporary life insurance coverage under the Agreement becomes effective on the date this Agreement is signed, subject to all of the following conditions:

a) An Application for Life Insurance with the Company ("Application") or a Request for Insurance Application with the Company ("Request") has been completed as of the same date this Agreement has been signed;

b)  The answers to the health questions below are "No"; and

c) The Company receives the first full modal premium for the mode selected on the Application or the Request.

WHEN TEMPORARY INSURANCE COVERAGE TERMINATES -- 90 DAY MAXIMUM

Temporary insurance under this Agreement will terminate on the earliest of:

1. 30 days from the effective date of this Agreement if a required and requested medical exam, lab test, application interview or medical report has not been received by the Company;

2.  90 days from the effective date of this Agreement;

3.  The date the policy, as applied for, takes effect;

4. The date the Company offers a policy with a risk assessment other than Standard or a Preferred Class;

5. The date the Company mails a notice of termination of this Agreement to the Proposed Policyowner at the address set forth in the Application or Request.

If the Company terminates coverage, the collected premium will be refunded without interest.

WHO IS COVERED

This Agreement provides temporary insurance coverage only for the Primary Insured. The Primary Insured is the "Proposed Insured" named in the Request, the "Proposed Insured 1" named in the Application, or "Proposed Insured 1" and "Proposed Insured 2" named in Applications for survivorship life insurance coverage. THIS AGREEMENT DOES NOT PROVIDE INSURANCE COVERAGE FOR ANY OTHER PROPOSED INSUREDS, INCLUDING BUT NOT LIMITED TO, OTHER PROPOSED INSUREDS UNDER TERM INSURANCE RIDERS AND CHILD RIDERS.

AMOUNT OF LIFE INSURANCE COVERAGE -- $1,000,000 MAXIMUM

If death of a covered Primary Insured occurs while this Agreement is in effect, the Company will pay a death benefit to the beneficiary designated in the Application or Request.

The death benefit shall be the LESSER of:

a) The amount of death benefit indicated in the Application or Request, with respect to the deceased Primary Insured; or

b)  $1,000,000.

LIMITATIONS AND CONDITIONS OF COVERAGE

1. If benefits are payable under this Agreement, then no benefit relating to that loss will be payable under the policy which is applied for.

2. Material misrepresentations or fraud in the answers to the Health Questions set forth below or in the Application will invalidate this Agreement and the Company's liability will be limited to a refund of the premium payment.

3. This Agreement does not cover any Primary Insured who is age 71 or over as of the effective date of this Agreement.

                   DETACH OWNER'S COPY AT TIME OF APPLICATION

                                HOME OFFICE COPY

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

LIMITATIONS AND CONDITIONS OF COVERAGE (CONTINUED)

4. This Agreement provides temporary life insurance coverage in the event of the death of Primary Insured. It does not provide any coverage for other benefits which may be applied for, including but not limited to, waiver of premium or accidental death benefits or coverage.

5. There is no coverage under this Agreement if a Primary Insured dies by suicide. In that event, the Company's liability will be limited to a refund of the premium payment.

6. There is no coverage under this Agreement if the check or draft submitted as payment is not honored on the first presentation to the bank.

7. Only an officer of the Company can make, modify, or alter any of the provisions of this Agreement.

HEALTH QUESTIONS

Has the Primary Insured:

1. Within the past 90 days, other than for pregnancy or childbirth, been admitted to or treated at a hospital or other medical facility, been advised to be admitted, or had surgery performed or recommended?

            Yes            No

2. Within the past 2 years had or been treated for heart disease, chest pain, stroke, cancer, alcohol or drug use, immune system disorder or had such treatment recommended by a physician or medical practitioner?

            Yes            No

NOTE: If either Question #1 or Question #2 above is answered "Yes" or left blank, no coverage will take effect under this Temporary Insurance Agreement and any premium received will be refunded.

DECLARATIONS

Each of the undersigned declares, understands and agrees that:

       - The answers provided above are complete and true to the best of his/her knowledge and belief.

       - If the answers to the Health Questions contained in this Agreement or the Application are incorrect, incomplete or untrue, the Company will have the right to deny benefits under this Agreement.

X                                    Date:
     ------------------------------       ------------------------------

Proposed Primary Insured Signature

X                                    Date:
     ------------------------------       ------------------------------

Proposed Policy Owner Signature
(if other than the Proposed Insured)

RECEIPT OF PAYMENT

A premium payment of $            has been submitted with the Application or
Request. Additional premium may be required upon Policy delivery.

All premium checks must be made payable to Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Do not make check(s) payable to the Agent or leave the payee blank.

X                                    Date:
     ------------------------------       ------------------------------

Agent Signature

                   DETACH OWNER'S COPY AT TIME OF APPLICATION

                                HOME OFFICE COPY

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

                           HARTFORD LIFE INSURANCE COMPANY
[LOGO]                     HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
THE HARTFORD               500 BIELENBERG DRIVE, WOODBURY, MN 55125
                           P.O. BOX 64271, ST. PAUL, MN 55164-0271

                           TEMPORARY INSURANCE AGREEMENT

PROPOSED PRIMARY INSURED: NAME:        DATE OF BIRTH:

Under this Temporary Insurance Agreement ("Agreement"), Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company ("Company") agrees to provide a limited amount of life insurance coverage, for a limited period of time, subject to the terms and conditions set forth below.

WHEN COVERAGE BEGINS

Temporary life insurance coverage under the Agreement becomes effective on the date this Agreement is signed, subject to all of the following conditions:

a) An Application for Life Insurance with the Company ("Application") or a Request for Insurance Application with the Company ("Request") has been completed as of the same date this Agreement has been signed;

b)  The answers to the health questions below are "No"; and

c) The Company receives the first full modal premium for the mode selected on the Application or the Request.

WHEN TEMPORARY INSURANCE COVERAGE TERMINATES -- 90 DAY MAXIMUM

Temporary insurance under this Agreement will terminate on the earliest of:

1. 30 days from the effective date of this Agreement if a required and requested medical exam, lab test, application interview or medical report has not been received by the Company;

2.  90 days from the effective date of this Agreement;

3.  The date the policy, as applied for, takes effect;

4. The date the Company offers a policy with a risk assessment other than Standard or a Preferred Class;

5. The date the Company mails a notice of termination of this Agreement to the Proposed Policyowner at the address set forth in the Application or Request.

If the Company terminates coverage, the collected premium will be refunded without interest.

WHO IS COVERED

This Agreement provides temporary insurance coverage only for the Primary Insured. The Primary Insured is the "Proposed Insured" named in the Request, the "Proposed Insured 1" named in the Application, or "Proposed Insured 1" and "Proposed Insured 2" named in Applications for survivorship life insurance coverage. THIS AGREEMENT DOES NOT PROVIDE INSURANCE COVERAGE FOR ANY OTHER PROPOSED INSUREDS, INCLUDING BUT NOT LIMITED TO, OTHER PROPOSED INSUREDS UNDER TERM INSURANCE RIDERS AND CHILD RIDERS.

AMOUNT OF LIFE INSURANCE COVERAGE -- $1,000,000 MAXIMUM

If death of a covered Primary Insured occurs while this Agreement is in effect, the Company will pay a death benefit to the beneficiary designated in the Application or Request.

The death benefit shall be the LESSER of:

a) The amount of death benefit indicated in the Application or Request, with respect to the deceased Primary Insured; or

b)  $1,000,000.

LIMITATIONS AND CONDITIONS OF COVERAGE

1. If benefits are payable under this Agreement, then no benefit relating to that loss will be payable under the policy which is applied for.

2. Material misrepresentations or fraud in the answers to the Health Questions set forth below or in the Application will invalidate this Agreement and the Company's liability will be limited to a refund of the premium payment.

3. This Agreement does not cover any Primary Insured who is age 71 or over as of the effective date of this Agreement.

                                  OWNER'S COPY

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                   EXHIBIT VI
              CONDITIONAL RECEIPT OR TEMPORARY INSURANCE AGREEMENT
                           EFFECTIVE OCTOBER 1, 2008

LIMITATIONS AND CONDITIONS OF COVERAGE (CONTINUED)

4. This Agreement provides temporary life insurance coverage in the event of the death of Primary Insured. It does not provide any coverage for other benefits which may be applied for, including but not limited to, waiver of premium or accidental death benefits or coverage.

5. There is no coverage under this Agreement if a Primary Insured dies by suicide. In that event, the Company's liability will be limited to a refund of the premium payment.

6. There is no coverage under this Agreement if the check or draft submitted as payment is not honored on the first presentation to the bank.

7. Only an officer of the Company can make, modify, or alter any of the provisions of this Agreement.

HEALTH QUESTIONS

Has the Primary Insured:

1. Within the past 90 days, other than for pregnancy or childbirth, been admitted to or treated at a hospital or other medical facility, been advised to be admitted, or had surgery performed or recommended?

                 Yes            No

2. Within the past 2 years had or been treated for heart disease, chest pain, stroke, cancer, alcohol or drug use, immune system disorder or had such treatment recommended by a physician or medical practitioner?

                 Yes            No

NOTE: If either Question #1 or Question #2 above is answered "Yes" or left blank, no coverage will take effect under this Temporary Insurance Agreement and any premium received will be refunded.

DECLARATIONS

Each of the undersigned declares, understands and agrees that:

       - The answers provided above are complete and true to the best of his/her knowledge and belief.

       - If the answers to the Health Questions contained in this Agreement or the Application are incorrect, incomplete or untrue, the Company will have the right to deny benefits under this Agreement.

X                                         DATE:
     -----------------------------------          ------------------------------
     Proposed Primary Insured Signature

X                                         DATE:
     -----------------------------------          ------------------------------
     Proposed Policy Owner Signature
     (if other than the Proposed
     Insured)

RECEIPT OF PAYMENT

A premium payment of $                        has been submitted with the
Application or Request. Additional premium may be required upon Policy delivery.

All premium checks must be made payable to Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. Do not make check(s) payable to the Agent or leave the payee blank.

X                                         DATE:
     -----------------------------------          ------------------------------
     AGENT SIGNATURE

                                  OWNER'S COPY

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

        REPORT                                           ACCOUNTING PERIOD                DUE DATE
--------------------------------------------------------------------------------------------------------------
1.      New Business*                                         Monthly          30th day after month end
        (New issues only -- first time
        policy reported to the Reinsurer)
2.      Renewal Business*                                     Monthly          30th day after month end
        (Policies with renewal dates
        within the Accounting Period)
3.      Changes & Terminations*                               Monthly          30th day after month end
        (includes conversions, replacements
        reinstatements, increases, decreases,
        recaptures, lapses, claims, etc.)
4.      Inforce List                                          Monthly          30th day after month end
        (Listing of each policy in force)
5.      Statutory Reserves                                   Quarterly         30th day after quarter end
6.      Policy Exhibit                                        Monthly          30th day after month end

------------

* Policy record details for new business, renewal business, and changes and terminations (Reports 1, 2, and 3 above) may be reported as separate reports or combined into one report, provided, the required data elements continue to be satisfied.

REPORTING SYSTEM:

The system used by the Ceding Company to administer its reinsurance is: TAI.

NOTE:

Certain policy transactions, such as increases, are coded in the policy administration system as riders, although they do not correspond to filed rider forms.

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

MINIMUM DATA REQUIREMENTS

                          INFORCE AND TRANSACTION FILE

Company                   Identifies the Ceding Company
Policy                    Policy number which is part of the policy key
Coverage/rider            Coverage number which is part of the policy key.
                          This number is
                          used to identify specific policy coverage.
Cession ID                This field contains the number assigned to this
                          cession by the
                          Reinsurer
Transaction Sequence      This field indicates the transaction record(s)
                          created during the
                          month.
Line of Business          This field indicates the line of business the
                          policy falls under.
Reinsurance Company       Two character reinsurance company ID code that
                          identifies the
                          Reinsurer.
Reporting Company         Identifies the company used for reporting
                          purposes. Will be the
                          same as the Reinsurance Company.
Transaction Type          Identifies the type of transaction being reported
                          on the Transaction
                          extract.
Transaction Count         This field is used on the Transaction extract to
                          identify the addition
                          or termination of a cession.
Reinsurance From Date     This field contains the beginning date of the
                          period covered by this
                          record. The premiums on the Transaction record
                          cover the period
                          beginning with the From Date through the To Date.
Reinsurance To Date       This field contains the end date of the period
                          covered by a record.
Date Reported             On the Transaction extract, this is the month the
                          transaction was
                          reported.
Mode                      Identifies the mode of reinsurance premium
                          payment.
Policy Duration           The duration at issue is 01.
Reinsurance Duration      Contains the reinsurance duration. It may differ
                          from the policy
                          duration if the cession is a continuation.
Cession Number            Hartford does not currently use. Defaults to
                          spaces.
Policy Date               This field contains the effective date of the
                          policy.
Reinsurance Date          This field contains the effective date of the
                          reinsurance. For most
                          cessions it is the same as the policy date. For
                          continuations, it
                          contains the effective date of the original
                          coverage.
Issue State               This field contains a two-letter abbreviation of
                          the state or province
                          of issue. Used to determine unisex rates.
Resident State            This field contains a two-letter abbreviation of
                          the state or province
                          of issue. Used to compute premium tax
                          reimbursement if
                          applicable.
Joint Type                Identifies Joint business type

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Joint Age                 Used for joint coverages using a joint equivalent
                          age for rate
                          searches.
Auto/Fac Indicator        Indicates whether the policy is ceded on an
                          Automatic or
                          Facultative basis.
Death Benefit Option      This field contains the option chosen by the
                          insured for death
                          proceeds payment.
Participation code        This field indicates whether the business is Non
                          Participating (N) or
                          Participating (P).
Issue Type                Identifies how a cession was issued. (New business
                          or
                          Continuation)
Underwriting Method       Identifies the type of underwriting used to issue
                          the coverage.
Treaty Number             This field contains the TAI system treaty number
Reinsurance Type          This field is a one-character code that identifies
                          the type of
                          reinsurance. (Y = YRT, C = Coinsurance & M =
                          Modco.)
Plan                      This field contains the coverage plan code.
Product code              This field contains the product type code.
Product code 1            For Joint Life policies, this field contains the
                          product type code for
                          Insured 1.
Product code 2            For Joint Life policies, this field contains the
                          product type code for
                          Insured 2. (If this is not a Joint Life policy,
                          this field will be blank.)
Currency Code             This field identifies the currency. (USD or CND if
                          applicable)
Last Name -- 1            This field contains the insured's last name. For
                          Joint Life policies,
                          this field contains the last name for Insured 1.
                          (Maximum of 20
                          characters)
First Name -- 1           This field contains the insured's first name. For
                          Joint Life policies,
                          this field contains the first name for Insured 1.
                          (Maximum of 15
                          characters)
Middle Initial -- 1       This field contains the insured's middle initial.
                          For Joint Life
                          policies, this field contains the middle initial
                          for Insured 1. (1
                          character)
Client ID -- 1            This field contains the unique client ID for an
                          insured used to
                          connect lives when calculating retention on a
                          life. For Joint Life
                          policies, this field indicates the client ID for
                          Insured 1. (Maximum of
                          20 characters)
Insured Status -- 1       This field indicates the insured's coverage
                          status. For Joint Life
                          policies, this field indicates the insured's
                          coverage status for
                          Insured 1.
DOB -- 1                  This field contains the insured's date of birth.
                          For Joint Life policies,
                          this field contains the date of birth for Insured
                          1.
Sex -- 1                  This field is used to identify the sex of the
                          insured. For Joint Life
                          policies, this field contains the sex of Insured
                          1.
Pricing Sex -- 1          This field contains the sex used to compute
                          premiums and
                          allowances. For Joint Life policies, this field contains the pricing sex of Insured 1.
Age -- 1                  This field contains the insured's issue age. For
                          Joint Life policies,
                          this field contains the issue age for Insured 1.

Allocated Retention Pool (Non-Excess Risks) -- Effective October 1, 2008 Between Canada Life and HLIC

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Class -- 1                This field contains the company's rating of
                          standard or preferred
                          and the smoker class. For Joint Life policies,
                          this field contains the
                          class for Insured 1.
Mortality -- 1            This field contains the insured's mortality
                          rating. For Joint Life
                          policies, this field contains the mortality rating
                          for Insured 1.
Mortality Duration -- 1   This field contains the duration of the insured's
                          mortality rating. For
                          Joint Life policies, this field contains the
                          duration of the mortality
                          rating for Insured 1.
Temp Flat -- 1            This field contains the temporary flat extra per
                          1000. For Joint Life
                          policies, this field contains the temporary flat
                          extra per 1000 for
                          Insured 1.
Temp Duration -- 1        This field contains the number of years that the
                          temporary flat extra
                          rating is being charged. For Joint Life policies,
                          this field contains
                          the number of years that the flat extra rating is
                          being charged for
                          Insured 1.
Perm Flat -- 1            This field contains the permanent flat extra per
                          1000. For Joint Life
                          policies, this field contains the permanent flat
                          extra per 1000 for
                          Insured 1.
Perm Duration -- 1        This field contains the number of years that the
                          permanent flat extra
                          rating is being charged. For Joint Life policies,
                          this field contains
                          the number of years that the flat extra rating is
                          being charged for
                          Insured 1.
Last Name -- 2            This field contains the insured's last name. For
                          Joint Life policies,
                          this field contains the last name for Insured 2.
                          (If this is not a Joint
                          Life policy, this field will be blank.) (Maximum
                          of 20 characters)
First Name -- 2           This field contains the insured's first name. For
                          Joint Life policies,
                          this field contains the first name for Insured 2.
                          (If this is not a Joint
                          Life policy, this field will be blank.) (Maximum
                          of 15 characters)
Middle Initial -- 2       This field contains the insured's middle initial.
                          For Joint Life
                          policies, this field contains the middle initial
                          for Insured 2. (If this is
                          not a Joint Life policy, this field will be
                          blank.) (1 character)
Client ID -- 2            This field contains the unique client ID for an
                          insured used to
                          connect lives when calculating retention on a
                          life. For Joint Life
                          policies, this field indicates the client ID for
                          Insured 2. (If this is not
                          a Joint Life policy, this field will be blank.)
                          (Maximum of 20
                          characters)
Insured Status -- 2       This field indicates the insured's coverage
                          status. For Joint Life
                          policies, this field indicates the insured's coverage status for
                          Insured 2. (If this is not a Joint Life policy, this field will be blank.)
DOB -- 2                  This field contains the insured's date of birth.
                          For Joint Life policies,
                          this field contains the date of birth for Insured
                          2. (If this is not a
                          Joint Life policy, this field will be blank.)
Sex -- 2                  This field is used to identify the sex of the
                          insured. For Joint Life
                          policies, this field contains the sex of Insured
                          2. (If this is not a Joint
                          Life policy, this field will be blank.)

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                                    102

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Pricing Sex -- 2          This field contains the sex used to compute
                          premiums and
                          allowances. For Joint Life policies, this field
                          contains the pricing sex
                          of Insured 2. (If this is not a Joint Life policy,
                          this field will be blank.)
Age -- 2                  This field contains the insured's issue age. For
                          Joint Life policies,
                          this field contains the issue age for Insured 2.
                          (If this is not a Joint
                          Life policy, this field will be blank.)
Class -- 2                This field contains the company's rating of
                          standard or preferred
                          and the smoker class. For Joint Life policies,
                          this field contains the
                          class for Insured 2. (If this is not a Joint Life
                          policy, this field will be
                          blank.)
Mortality -- 2            This field contains the insured's mortality
                          rating. For Joint Life
                          policies, this field contains the mortality rating
                          for Insured 2. (If this
                          is not a Joint Life policy, this field will be
                          blank.)
Mortality Duration -- 2   This field contains the duration of the insured's
                          mortality rating. For
                          Joint Life policies, this field contains the
                          duration of the mortality
                          rating for Insured 2. (If this is not a Joint Life
                          policy, this field will be
                          blank.)
Temp Flat -- 2            This field contains the temporary flat extra per
                          1000. For Joint Life
                          policies, this field contains the temporary flat
                          extra per 1000 for
                          Insured 2. (If this is not a Joint Life policy,
                          this field will be blank.)
Temp Duration -- 2        This field contains the number of years that the
                          temporary flat extra
                          rating is being charged. For Joint Life policies,
                          this field contains
                          the number of years that the flat extra rating is
                          being charged for
                          Insured 2. (If this is not a Joint Life policy,
                          this field will be blank.)
Perm Flat -- 2            This field contains the permanent flat extra per
                          1000. For Joint Life
                          policies, this field contains the permanent flat
                          extra per 1000 for
                          Insured 2. (If this is not a Joint Life policy,
                          this field will be blank.)
Perm Duration -- 2        This field contains the number of years that the
                          permanent flat extra
                          rating is being charged. For Joint Life policies,
                          this field contains
                          the number of years that the flat extra rating is
                          being charged for
                          Insured 2. (If this is not a Joint Life policy,
                          this field will be blank.)
Policy Face Amount        Indicates the face amount of the total policy.
Retained Amount           This field contains the amount retained on this
                          policy coverage, not
                          on the life.
Ceded Amount              This field contains the policy amount ceded to a
                          specific reinsurer.
Net Amount at Risk        This field contains the reinsured net amount at
                          risk (NAR) for a
                          specific reinsurer.
Benefit Mortality         ADB or Waiver mortality.
Premium                   This field contains the reinsurance premium.
Allowance                 This field contains the reinsurance allowance.
Flat extra type           This field indicates whether there is a temporary
                          flat extra (T) or a
                          permanent flat extra (P) being charged.
Premium Tax               If premium tax is reimbursed, this field contains
                          the tax amount.
Cash Value                If applicable, this field is used to recover
                          coinsured cash values
                          from the Reinsurer.
Benefit                   If applicable, this field is used to recover
                          benefits from the
                          Reinsurer.

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                                    103

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Dividend                              If applicable, this field contains the reinsurer's share of the direct dividend.
Policy Fee                            This field contains the reinsurance policy fee.
Continuation Original                 This field indicates the ceding company on the original policy. (Used
Company                               for conversions only.)
Continuation Original Policy          This field indicates the policy number for the original policy. (Used for conversions only.)
Continuation Original                 This field indicates the coverage/rider for the original policy. (Used
Coverage/Rider                        for conversions only.)
Message                               An informational message may be manually added to a policy by the
                                      Ceding Company.
Image switch                          Hartford does not currently use. Defaults to spaces.
Policy Fee Allowance                  This field contains the reinsurance policy fee allowance.
Location Code                         Hartford does not currently use. Defaults to spaces.
Treaty Reference Number               Upon request, this field contains the Reinsurer's treaty number.
Claim                                 Hartford does not currently use. Defaults to spaces.
Policy Status                         This field identifies the status of the cession.
Policy Master Smoker -- 1             Policy smoker class on direct policy. For Joint Life policies, this field contains the policy master smoker class for Insured 1.
Policy Master Smoker -- 2             Policy smoker class on direct policy. For Joint Life policies, this field contains the policy master smoker class for Insured 2. (If this is not a
                                      Joint Life policy, this field will be blank.)
Policy Effective Date                 This field contains the issue date of the reinsurance.
Policy Application Date               This field indicates the date the insured signed the application.
NAR Type                              This field indicates the method used in determining the Total Net
                                      Amount at Risk (as defined in Schedule B).

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                                    104

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008
                              POLICY EXHIBIT FILE*

Company                                 Identifies the Ceding Company.
Policy                                  Policy number which is part of the policy key.
Coverage/rider                          Coverage number which is part of the policy key. This number is used to identify a specific policy coverage.
Cession ID                              This field contains the number assigned to this cession by the
                                        Reinsurer.
Line of Business                        This field indicates the line of business the policy falls under.
Report Date                             This is the month the transaction was reported.
Reinsurance Company                     Two character reinsurance company ID code that identifies the
                                        Reinsurer.
Reporting Company                       Identifies the company used for reporting purposes. Will be the same as the Reinsurance Company.
Treaty Number                           This field contains the TAI system treaty number.
Transaction Type                        Identifies the type of transaction being reported on the Transaction extract.
Policy Count                            Each New Business, Continuation & Reinstatement will be assigned a count of 1, Terminations will be assigned -1 and Renewals/NAR changes will be assigned 0.
Base Ceded Amount                       This field contains the policy base amount ceded.
ADB ceded Amount                        This field contains the policy ADB amount ceded.
Waiver Ceded Amount                     This field contains the policy waiver amount ceded.
Net Amount at Risk                      The reinsured net amount at risk (NAR).
Plan                                    This field contains the coverage plan code.
Auto/Fac Indicator                      Indicates whether the policy is ceded on an Automatic or
                                        Facultative basis.
Reinsurance Type                        This field is a one-character code that identifies the type of reinsurance. (Y = YRT, C = Coinsurance & M = Modco.)
Currency Code                           This field identifies the currency. (USD or CND if applicable)

------------

* The Policy Exhibit will include a summary of reinsurance movement for a given period categorized by transactions type. This summary provides the Cession Count, Ceded Amount and Net Amount at Risk at the beginning of the reporting period, a summary of the transactions occurring during the report period as well as what is in force as of the ending of the report period.

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                                    105

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                                  RESERVE FILE

Company                           Identifies the Ceding Company
Policy                            Policy number which is part of the policy key
Coverage/rider                    Coverage number which is part of the policy key. This number is used to identify a specific policy coverage.
Cession ID                        This field contains the number assigned to this cession by the Reinsurer
Benefit Type                      This field is the reserve type. 1 = Life, 2 = ADB, 3 = Waiver, 4 = Flat Extras,
                                  5 = Substandard
Calc Method                       Hartford's TAI Valuation Method 1 = Frasier Reserve + 1/2 cx, E = Coinsurance
                                  Reserve, H = Half Premium, L = Factor FLX1, X = 1/2 cx
Reinsurance Company               Two character reinsurance company ID code that identifies the Reinsurer.
Reporting Company                 Identifies the company used for reporting purposes. Will be the same as the
                                  Reinsurance Company.
Line of Business                  This field indicates the line of business the policy falls under. (L = Life)
Treaty Number                     This field contains the TAI system treaty number
Plan                              This field contains the coverage plan code.
Auto/Fac Indicator                Indicates whether the policy is ceded on an Automatic or Facultative basis.
Product code                      This field contains the product type code.
Joint Type                        Identifies Joint business Type
Joint Method Switch               Identifies TAI Frasier method calculation
Mode                              Identifies the mode of reinsurance premium payment.
Cession Status                    This field identifies the status of the cession.
Reinsurance Type                  This field is a one-character code that identifies the type of reinsurance.
Duration                          Contains the reinsurance duration. It may differ from the policy duration if the cession is a continuation.
Participation code                This field indicates whether the business is Non participating (N) or
                                  Participating (P).
Issue Date                        This field contains the effective date of the policy.
Reinsurance To Date               This field contains the end date of the period covered by a record.
Policy Face Amount                Indicates the face amount of the total policy.
Ceded Amount                      This field contains the policy amount ceded to a specific reinsurer
Net Amount at Risk                This field contains the reinsured net amount at risk (NAR) for a specific reinsurer.
Premium                           This field contains the reinsurance premium.
Reserve Percent                   Value appears on Coinsurance business only
Cession Count                     Cession count only appears under Life (Base), not benefits.
Age Basis                         Nearest/Closest (C), Last (L), Next (N)
Insured Status -- 1               This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 1.

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                                    106

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Age -- 1                            This field contains the insured's issue age. For Joint Life policies, this field contains the issue age for Insured 1.
Class -- 1                          This field contains the company's rating of standard or preferred and the smoker class. For Joint Life policies, this field contains the class for
                                    Insured 1.
Sex -- 1                            This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 1.
Mortality -- 1                      This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 1.
Insured Status -- 2                 This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Age -- 2                            This field contains the insured's issue age. For Joint Life policies, this field contains the issue age for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Class -- 2                          This field contains the company's rating of standard or preferred and the smoker class. For Joint Life policies, this field contains the class for
                                    Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Sex -- 2                            This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 2. (If this is not a Joint
                                    Life policy, this field will be blank.)
Mortality -- 2                      This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 2. (If this is not a
                                    Joint Life policy, this field will be blank.)
Reserve                             Statutory or Tax Reserve for each coverage.
Reserve Interest Rate               This field identifies the Interest Rate used when calculating reserves.
Reserve Factor                      Applicable Mortality Basis YRT Factor
Factor Pointer                      TAI specific field to identify applicable mortality table used when calculating reserves.
Attained Age                        TAI specific field. Default is 1
Setback                             TAI specific field. Default is zero
Class Switch                        TAI specific field. Valuation Class (D = Distinct)
Curtate Switch                      This field indicates whether reserves are on a curtate or continuous basis.
Caption                             Hartford's TAI Valuation Method
Error Code                          Informational field used by Hartford -- Usually Blank
Reserve Class 1                     This field contains insured's smoker class. For Joint Life policies, this field contains the class for Insured 1.
Reserve Class 2                     This field contains insured's smoker class. For Joint Life policies, this field contains the class for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Currency Code                       This field identifies the currency. (USD or CND if applicable)
Valuation Interest Pointer          TAI assigned field that is used to read applicable interest rates when calculating 1/2 cx reserves.
NAR Type                            This field indicates the method used in determining the Total Net Amount at
                                    Risk (as defined in Schedule B).

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                                    107

                                  AMENDMENT 1
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

                  AUTOMATIC MONTHLY RENEWABLE TERM REINSURANCE
                         AGREEMENT FOR NON-EXCESS RISKS

                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                THE CANADA LIFE ASSURANCE COMPANY ("REINSURER")
                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer (collectively, the "Parties") agree that the Agreement was implemented using YRT Reinsurance Rate Factors ("Factors") which proved to be incorrect; and

WHEREAS, the Parties have agreed to incorporate revised Factors as shown in the attached Exhibit IV as of October 1, 2008, with the revised Factors being implemented as follows:

       (a) For billing transactions appearing in the November 2010 reinsurance billing statement and thereafter, the Ceding Company will apply the revised Factors; and

       (b) For billing transactions reported to the Reinsurer prior to the November 2010 reinsurance billing statement, the Ceding Company shall remit to the Reinsurer a one-time payment in the amount of
                       , no later than January 31, 2011, to correct the discrepancy which resulted from the Ceding Company's application of the initial Factors; and

WHEREAS, the Parties acknowledge that the [Redacted] payment represents an aggregate correction for the following agreements, all effective October 1, 2008:

       (a) Automatic Monthly Renewable Term Reinsurance for Non-Excess Risks between Hartford Life and Annuity Insurance Company and The Canada Life Assurance Company;

       (b) Automatic Monthly Renewable Term Reinsurance for Non-Excess Risks between Hartford Life Insurance Company and The Canada Life Assurance Company;

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 1 - Effective 10/01/2008

       (c) Automatic and Facultative Monthly Renewable Term Reinsurance Agreement for Excess Risks between Hartford Life and Annuity Insurance Company and The Canada Life Assurance Company; and

       (d) Automatic and Facultative Monthly Renewable Term Reinsurance Agreement for Excess Risks between Hartford Life Insurance Company and The Canada Life Assurance Company; and

WHEREAS, the Parties agree that this payment shall represent a full and final settlement regarding this matter; and

WHEREAS, the Parties acknowledge that the Ceding Company will not alter its administrative systems to reflect this recalculation of premium prior to the November 2010 reinsurance billing and that this may result in a discrepancy if an audit of the business reinsured is conducted.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

       1. The above recitals are true and accurate and are incorporated herein.

       2.   Exhibit IV is deleted in its entirety and replaced with the attached
            Exhibit IV.

Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

In witness of the foregoing, the Parties have, by their respective officers, executed this Amendment in duplicate, each of which shall be deemed an original but both of which together shall constitute one and the same instrument, on the dates indicated below, with an effective date of October 1, 2008.

THE CANADA LIFE ASSURANCE COMPANY

By:    /s/ Monica Hainer               By:      /s/ Jean-Francois Poulin
       ------------------------------           ------------------------------
Name:  Monica Hainer                   Name:    Jean-Francois Poulin
Title: Senior Vice President, Life Re  Title:   Senior Vice President, Life
                                                Reinsurance
Date:  December 23/10                  Date:    December 28, 2010

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Richard Smolinski           Attest:  /s/ Michael Rascoe
       ------------------------------           ------------------------------
Name:  Richard Smolinski, FSA, MAAA    Name:    Michael Rascoe, FSA, MAAA
Title: Assistant Vice President and    Title:   Senior Vice President
       Actuary Individual Life                  Individual Life Product
       Product Management                       Management
Date:  12/22/2010                      Date:    12/22/2010

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008
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Amendment 1 - Effective 10/01/2008

                                   EXHIBIT IV
                          YRT REINSURANCE RATE FACTORS
                      CORRECTED EFFECTIVE OCTOBER 1, 2008

             YRT REINSURANCE RATE FACTORS (SEE EXHIBIT I FOR USAGE)

For AUTOMATIC REINSURANCE under this Agreement, Table 1 applies for ALL COVERAGE YEARS on Reinsured Net Amount at Risk (ReinsNAR) for portions of face amount not exceeding Total Allocation Limit (TAL).

For Single Life Plans, use applicable factor for issue age, gender, and risk class from tables above.

For Last Survivor Plans, use (applicable factor for issue age, gender, and risk class from tables above) x (applicable Last Survivor Factor LSF for gender and risk class from tables above).

For Life Solutions II UL plans, YRT Reinsurance Rate Factors will be determined as follows:

       (1)  For "Preferred" policies, use the SNN rate class; and

       (2)  For "Standard" policies, use the SN rate class.

Note: If the YRT Reinsurance Rate Factors or the Annual Rates per $1,000 shown in Exhibit III of this Agreement are changed, the Ceding Company and the Reinsurer will determine whether the Annual Rates per $1,000 or YRT Reinsurance Rate Factors for the Excess Risks agreement need to be changed.

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Amendment 1 - Effective 10/01/2008

                                  AMENDMENT 2
                           EFFECTIVE OCTOBER 1, 2008

                                     TO THE

                        AUTOMATIC MONTHLY RENEWABLE TERM
                   REINSURANCE AGREEMENT FOR NON-EXCESS RISKS
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                THE CANADA LIFE ASSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to clarify the administrative implications of the Reinsurer's liability for riders or policy features that accelerate the death benefit; and

WHEREAS, the Ceding Company and the Reinsurer wish to replace Exhibit VII to reflect updated definitions.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. Section IV.D is hereby deleted in its entirety and replaced with the following Section IV.D:

       D. The Reinsurer's liability for reinsurance on each risk will terminate when the Ceding Company's liability terminates, unless it terminates earlier as specified otherwise in this Agreement. Notwithstanding the foregoing, if the Ceding Company's liability on a risk terminates as a result of acceleration in accordance with a Rider, the Reinsurer's liability on such risk will terminate following the death of the insured and the Reinsurer's payment to the Ceding Company of its share of the death benefit on such risk.

3. Section X.D. is hereby deleted in its entirety and replaced with the following Section X.D.:

       D.  Policy Terminations and Lapses

If a policy reinsured under this Agreement terminates, the reinsurance for the risk will terminate as of the effective date of policy termination. For a policy terminated due to the expiry of any grace period for an unpaid amount, the effective date of termination for such policy will be the date such unpaid amount was first due.

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Amendment 2 -- Effective 10/01/2008

Notwithstanding the foregoing, if a policy is deemed to have terminated as a result of full acceleration of the death benefit, the corresponding reinsurance on the policy will continue as specified in Section IV.D.

If a policy reinsured under this Agreement lapses to extended term insurance under the terms of that policy, the corresponding reinsurance on the reinsured policy will continue on the same basis as the original reinsurance until the expiry of the extended term period.

If a policy reinsured under this Agreement lapses to reduced paid-up insurance under the terms of that policy, the amount of the corresponding reinsurance on the reinsured policy will be reduced according to the terms of Section B.2.

If the Ceding Company allows a policy reinsured under this Agreement to remain in force under its automatic premium loan provisions, the corresponding reinsurance on the reinsured policy will continue unchanged and in force as long as such provisions remain in effect, except as otherwise provided in this Agreement.

4. Schedule B is hereby deleted in its entirety and replaced with the attached, revised Schedule B.

5. Exhibit VII is hereby deleted in its entirety and replaced with the attached, revised Exhibit VII.

6. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

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Amendment 2 -- Effective 10/01/2008

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

THE CANADA LIFE ASSURANCE COMPANY

By:     /s/ Monica Hainer               By:     /s/ Jean-Francois Poulin
        ------------------------------          ------------------------------
Name:   Monica Hainer, FSA, FCIA, MAAA  Name:   Jean-Francois Poulin, FSA,
                                                FCIA
Title:  Senior Vice-President Life      Title:  Senior Vice-President Life
        Reinsurance                             Reinsurance
Date:   OCT 27 2011                     Date:   October 28, 2011

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Paul Fischer                Attest: /s/ Michael Roscoe
        ------------------------------          ------------------------------
Name:   Paul Fischer, FSA, MAAA         Name:   Michael Roscoe, FSA, MAAA
Title:  Asst. Vice President and        Title:  Senior Vice President
        Actuary Individual Life                 Individual Life Product
        Product Management                      Management
Date:   November 29, 2011               Date:   12/2/11

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 2 -- Effective 10/01/2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

AUTOMATIC REINSURANCE: The Ceding Company shall retain its available retention on each risk, defined below as the Retained Net Amount at Risk, subject to the applicable Ceding Company's Treaty Retention Limit shown in Exhibit II.

The Reinsurer will automatically reinsure a portion of the remainder of the risk, called the Reinsured Net Amount at Risk, as defined below in this Schedule B, not to exceed the Reinsurer's Maximum Automatic Participation Limit, as set forth in Exhibit II.

TOTAL ALLOCATION LIMIT (TAL): As shown in Exhibit II.

CEDING COMPANY'S TREATY RETENTION LIMIT (CCTRL): As shown in Exhibit II.

CEDING COMPANY'S ALLOCATED RETENTION (CCAR): As shown in Exhibit II.

CURRENT RETENTION (CURRRET) = Current amount of life insurance retained by the Ceding Company and its affiliated companies on the life for in-force life insurance coverage. (For Last Survivor risks, see the Last Survivor Limits and Retention Worksheet in Exhibit II.)

REINSURER'S ALLOCATED RETENTION (REINSARET): As shown in Exhibit II.

REINSURER'S ATTACHMENT POINT (REINSAPT): As shown in Exhibit II.

NAR TYPE for the Plan of Insurance to be reinsured under this Agreement, as shown in Schedule A.

STEP 1 -- DETERMINE TOTAL NET AMOUNT AT RISK FOR THE COVERAGE

TOTAL NET AMOUNT AT RISK (TOTNAR)* =

     For NAR TYPE A, Death Benefit minus the Account Value.

     For NAR TYPE B, Death Benefit minus the Working Reserve, where

          Working Reserve = (i) x (ii)/(iii), and

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Amendment 2 -- Effective 10/01/2008

                                   SCHEDULE B
                           REINSURANCE SPECIFICATIONS
                           EFFECTIVE OCTOBER 1, 2008

For NAR TYPE C, Death Benefit.

* In cases where the current Working Reserve is not available, the Ceding Company may estimate such amount using either the most recent Working Reserve or the Account Value.

STEP 2 -- DETERMINE NET AMOUNT AT RISK FOR EACH "LAYER" OF COVERAGE

STEP 3 -- DETERMINE THE NAR FOR THE CEDING COMPANY AND THEN FOR THE REINSURER

MINIMUM AUTOMATIC REINSURANCE CESSION: [Redacted]

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 2 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

       REPORT                                               ACCOUNTING PERIOD              DUE DATE
--------------------------------------------------------------------------------------------------------------
1.     New Business*                                             Monthly        30th day after month end
       (New issues only -- first time policy reported to
       the Reinsurer)
2.     Renewal Business*                                         Monthly        30th day after month end
       (Policies with renewal dates within the Accounting
       Period)
3.     Changes & Terminations*                                   Monthly        30th day after month end
       (includes conversions, replacements
       reinstatements, increases, decreases, recaptures,
       lapses, claims, etc.)
4.     Inforce List                                              Monthly        30th day after month end
       (Listing of each policy in force)
5.     Statutory Reserves                                       Quarterly       30t day after quarter end
6.     Policy Exhibit                                            Monthly        30th day after month end

* Policy record details for new business, renewal business, and changes and terminations (Reports 1, 2, and 3 above) may be reported as separate reports or combined into one report, provided the required data elements continue to be satisfied.

REPORTING SYSTEM:

The system used by the Ceding Company to administer its reinsurance is: TAI.

NOTE:

Certain policy transactions, such as increases, are coded in the policy administration system as riders, although they do not correspond to filed rider forms.

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 2 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

MINIMUM DATA REQUIREMENTS

                          INFORCE AND TRANSACTION FILE

Company                      Identifies the Ceding Company
Policy                       Policy number which is part of the policy key
Coverage/rider               Coverage number which is part of the policy key. This number is used to identify specific policy coverage.
Cession ID                   This field contains the number assigned to this cession by the Reinsurer
Transaction Sequence         This field indicates the transaction record(s) created during the month.
Line of Business             This field indicates the line of business the policy falls under.
Reinsurance Company          Two character reinsurance company ID code that identifies the Reinsurer.
Reporting Company            Identifies the company used for reporting purposes. Will be the same as the
                             Reinsurance Company.
Transaction Type             Identifies the type of transaction being reported on the Transaction extract.
Transaction Count            This field is used on the Transaction extract to identify the addition or termination of a cession.
Reinsurance From Date        This field contains the beginning date of the period covered by this record. The premiums on the Transaction record cover the period beginning with the From Date through the To Date.
Reinsurance To Date          This field contains the end date of the period covered by a record.
Date Reported                On the Transaction extract, this is the month the transaction was reported.
Mode                         Identifies the mode of reinsurance premium payment.
Policy Duration              The duration at issue is 01.
Reinsurance Duration         Contains the reinsurance duration. It may differ from the policy duration if the cession is a continuation.
Cession Number               Hartford does not currently use. Defaults to spaces.
Policy Date                  This field contains the effective date of the policy.
Reinsurance Date             This field contains the effective date of the reinsurance. For most cessions it is the same as the Policy Date. For continuations, it contains the effective date of the original coverage.
Issue State                  This field contains a two-letter abbreviation of the state or province of issue. Used to determine unisex rates.
Resident State               This field contains a two-letter abbreviation of the state or province of issue. Used to compute premium tax reimbursement if applicable.
Joint Type                   Identifies Joint business type

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 2 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Joint Age                    Used for joint coverages using a joint equivalent age for rate searches.
Auto/Fac Indicator           Indicates whether the policy is ceded on an Automatic or Facultative basis.
Death Benefit Option         This field contains the option chosen by the insured for death proceeds payment.
Participation code           This field indicates whether the business is Non Participating (N) or Participating
                             (P).
Issue Type                   Identifies how a cession was issued. (New business or Continuation)
Underwriting Method          Identifies the type of underwriting used to issue the coverage.
Treaty Number                This field contains the TAI system treaty number
Reinsurance Type             This field is a one-character code that identifies the type of reinsurance. (Y=YRT,
                             C=Coinsurance & M=Modco.)
Plan                         This field contains the coverage plan code.
Product code                 This field contains the product type code.
Product code 1               For Joint Life policies, this field contains the product type code for Insured 1.
Product code 2               For Joint Life policies, this field contains the product type code for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Currency Code                This field identifies the currency. (USD or CND if applicable)
Last Name -- 1               This field contains the insured's last name. For Joint Life policies, this field contains the last name for Insured 1. (Maximum of 20 characters)
First Name -- 1              This field contains the insured's first name. For Joint Life policies, this field contains the first name for Insured 1. (Maximum of 15 characters)
Middle Initial -- 1          This field contains the insured's middle initial. For Joint Life policies, this field contains the middle initial for Insured 1. (1 character)
Client ID -- 1               This field contains the unique client ID for an insured used to connect lives when calculating retention on a life. For Joint Life policies, this field indicates the client ID for Insured 1. (Maximum of 20 characters)
Insured Status -- 1          This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 1.
DOB -- 1                     This field contains the insured's date of birth. For Joint Life policies, this field contains the date of birth for Insured 1.
Sex -- 1                     This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 1.
Pricing Sex -- 1             This field contains the sex used to compute premiums and allowances. For Joint Life policies, this field contains the pricing sex of Insured 1.
Age -- 1                     This field contains the insured's issue age. For Joint Life policies, this field contains the issue age for Insured 1.

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 2 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Class -- 1                   This field contains the company's rating of standard or preferred and the smoker class. For Joint Life policies, this field contains the class for Insured 1.
Mortality -- 1               This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 1.
Mortality Duration -- 1      This field contains the duration of the insured's mortality rating. For Joint Life policies, this field contains the duration of the mortality rating for Insured 1.
Temp Flat -- 1               This field contains the temporary flat extra per 1000. For Joint Life policies, this field contains the temporary flat extra per 1000 for Insured 1.
Temp Duration -- 1           This field contains the number of years that the temporary flat extra rating is being charged. For Joint Life policies, this field contains the number of years that the flat extra rating is being charged for Insured 1.
Perm Flat -- 1               This field contains the permanent fiat extra per 1000. For Joint Life policies, this field contains the permanent flat extra per 1000 for Insured 1.
Perm Duration - 1            This field contains the number of years that the permanent flat extra rating is being charged. For Joint Life policies, this field contains the number of years that the flat extra rating is being charged for Insured 1.
Last Name -- 2               This field contains the insured's last name. For Joint Life policies, this field contains the last name for Insured 2. (If this is not a Joint Life policy, this field will be blank.) (Maximum of 20 characters)
First Name -- 2              This field contains the insured's first name.For Joint Life policies, this field contains the first name for Insured 2.(If this is not a Joint Life policy, this field will be blank.)(Maximum of 15 characters)
Middle Initial -- 2          This field contains the insured's middle initial.For Joint Life policies, this field contains the middle initial for Insured 2. (If this is not a Joint Life policy, this field will be blank.) (1 character)
Client ID -- 2               This field contains the unique client ID for an insured used to connect lives when calculating retention on a life. For Joint Life policies, this field indicates the client ID for Insured 2.(If this is not a Joint Life policy, this field will be blank.) (Maximum of 20 characters)
Insured Status -- 2          This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 2. (If this is not a Joint
                             Life policy, this field will be blank.)
DOB -- 2                     This field contains the insured's date of birth.For Joint Life policies,this field contains the date of birth for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Sex -- 2                     This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 2. (If this is not a Joint Life policy, this field will be blank.)

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 2 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Pricing Sex -- 2             This field contains the sex used to compute premiums and allowances. For Joint Life policies, this field contains the pricing sex of Insured 2. (If this is not a Joint
                             Life policy, this field will be blank.)
Age -- 2                     This field contains the insured's issue age.For Joint Life policies,this field contains the issue age for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Class -- 2                   This field contains the company's rating of standard or preferred and the smoker class. For Joint Life policies, this field contains the class for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Mortality -- 2               This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Mortality Duration -- 2      This field contains the duration of the insured's mortality rating. For Joint Life policies, this field contains the duration of the mortality rating for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Temp Flat -- 2               This field contains the temporary flat extra per 1000. For Joint Life policies, this field contains the temporary flat extra per 1000 for insured 2. (If this is not a
                             Joint Life policy, this field will be blank.)
Temp Duration -- 2           This field contains the number of years that the temporary flat extra rating is being charged. For Joint Life policies, this field contains the number of years that the flat extra rating is being charged for Insured 2.(If this is not a Joint Life policy, this field will be blank.)
Perm Flat -- 2               This field contains the permanent flat extra per 1000. For Joint Life policies, this field contains the permanent flat extra per 1000 for Insured 2. (If this is not a
                             Joint Life policy, this field will be blank.)
Perm Duration - 2            This field contains the number of years that the permanent flat extra rating is being charged. For Joint Life policies, this field contains the number of years that the flat extra rating is being charged for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Policy Face Amount           Indicates the face amount of the total policy.
Retained Amount              This field contains the amount retained on this policy coverage, not on the life.
Ceded Amount                 This field contains the policy amount ceded to a specific reinsurer.
Net Amount at Risk           This field contains the reinsured net amount at risk (NAR) for a specific reinsurer.
Benefit Mortality            ADB or Waiver mortality.
Premium                      This field contains the reinsurance premium.
Allowance                    This field contains the reinsurance allowance.
Flat extra type              This field indicates whether there is a temporary flat extra (T) or a permanent flat extra (P) being charged.
Premium Tax                  If premium tax is reimbursed, this field contains the tax amount.
Cash Value                   If applicable, this field is used to recover coinsured cash values from the Reinsurer.
Benefit                      If applicable, this field is used to recover benefits from the Reinsurer.

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 2 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Dividend                     If applicable, this field contains the reinsurer's share of the direct dividend.
Policy Fee                   This field contains the reinsurance policy fee.
Continuation Original        This field indicates the ceding company on the original policy. (Used for conversions
Company                      only.)
Continuation Original        This field indicates the policy number for the original policy. (Used for conversions
Policy                       only.)
Continuation Original        This field indicates the coverage/rider for the original policy. (Used for conversions
Coverage/Rider               only.)
Message                      An informational message may be manually added to a policy by the Ceding Company.
Image switch                 Hartford does not currently use. Defaults to spaces.
Policy Fee Allowance         This field contains the reinsurance policy fee allowance.
Location Code                Hartford does not currently use. Defaults to spaces.
Treaty Reference Number      Upon request, this field contains the Reinsurer's treaty number.
Claim                        Hartford does not currently use. Defaults to spaces.
Policy Status                This field identifies the status of the cession.
Policy Master Smoker -- 1    Policy smoker class on direct policy. For Joint Life policies, this field contains the policy master smoker class for Insured 1.
Policy Master Smoker -- 2    Policy smoker class on direct policy. For Joint Life policies, this fieldcontains the policy master smoker class for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Policy Effective Date        This field contains the issue date of the policy.
Policy Application Date      This field indicates the date the insured signed the application.
NAR Type                     This field indicates the method used in determining the Total Net Amount at Risk (as defined in Schedule B).

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 2 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                              POLICY EXHIBIT FILE*

Company                      Identifies the Ceding Company.
Policy                       Policy number which is part of the policy key.
Coverage/rider               Coverage number which is part of the policy key. This number is used to identify a specific policy coverage.
Cession ID                   This field contains the number assigned to this cession by the Reinsurer.
Line of Business             This field indicates the line of business the policy falls under.
Report Date                  This is the month the transaction was reported.
Reinsurance Company          Two character reinsurance company ID code that identifies the Reinsurer.
Reporting Company            Identifies the company used for reporting purposes. Will be the same as the
                             Reinsurance Company.
Treaty Number                This field contains the TAI system treaty number.
Transaction Type             Identifies the type of transaction being reported on the Transaction extract.
Policy Count                 Each New Business, Continuation & Reinstatement will be assigned a count of 1,
                             Terminations will be assigned -1 and Renewals/NAR changes will be assigned 0.
Base Ceded Amount            This field contains the policy base amount ceded.
ADB ceded Amount             This field contains the policy ADB amount ceded.
Waiver Ceded Amount          This field contains the policy waiver amount ceded.
Net Amount at Risk           The reinsured net amount at risk (NAR).
Plan                         This field contains the coverage plan code.
Auto/Fac Indicator           Indicates whether the policy is ceded on an Automatic or Facultative basis.
Reinsurance Type             This field is a one-character code that identifies the type of reinsurance. (Y=YRT,
                             C=Coinsurance & M=Modco.)
Currency Code                This field identifies the currency. (USD or CND if applicable)

* The Policy Exhibit will include a summary of reinsurance movement for a given period categorized by transactions type. This summary provides the Cession Count, Ceded Amount and Net Amount at Risk at the beginning of the reporting period, a summary of the transactions occurring during the report period as well as what is in force as of the ending of the report period.

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 2 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

                                  RESERVE FILE

Company                      Identifies the Ceding Company
Policy                       Policy number which is part of the policy key
Coverage/rider               Coverage number which is part of the policy key. This number is used to identify a specific policy coverage.
Cession ID                   This field contains the number assigned to this cession by the Reinsurer
Benefit Type                 This field is the reserve type. 1 = Life, 2=ADB, 3=Waiver, 4=Flat Extras,
                             5=Substandard
Calc Method                  Hartford's TAI Valuation Method 1=Frasier Reserve + 1/2 cx, E=Coinsurance Reserve,
                             H=Half Premium, L=Factor FLX1, X=1/2 cx
Reinsurance Company          Two character reinsurance company ID code that identifies the Reinsurer.
Reporting Company            Identifies the company used for reporting purposes. Will be the same as the
                             Reinsurance Company.
Line of Business             This field indicates the line of business the policy falls under. (L=Life)
Treaty Number                This field contains the TAI system treaty number
Plan                         This field contains the coverage plan code.
Auto/Fac Indicator           Indicates whether the policy is ceded on an Automatic or Facultative basis.
Product code                 This field contains the product type code.
Joint Type                   Identifies Joint business Type
Joint Method Switch          Identifies TAI Frasier method calculation
Mode                         Identifies the mode of reinsurance premium payment.
Cession Status               This field identifies the status of the cession.
Reinsurance Type             This field is a one-character code that identifies the type of reinsurance.
Duration                     Contains the reinsurance duration. It may differ from the policy duration if the cession is a continuation.
Participation code           This field indicates whether the business is Non participating (N) or Participating
                             (P).
Issue Date                   This field contains the effective date of the policy.
Reinsurance To Date          This field contains the end date of the period covered by a record.
Policy Face Amount           Indicates the face amount of the total policy.
Ceded Amount                 This field contains the policy amount ceded to a specific reinsurer
Net Amount at Risk           This field contains the reinsured net amount at risk (NAR) for a specific reinsurer.
Premium                      This field contains the reinsurance premium.
Reserve Percent              Value appears on Coinsurance business only
Cession Count                Cession count only appears under Life (Base), not benefits.
Age Basis                    Nearest/Closest (C), Last (L), Next (N)
Insured Status -- 1          This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 1.

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 2 -- Effective 10/01/2008

                                  EXHIBIT VII
                              REINSURANCE REPORTS
                           EFFECTIVE OCTOBER 1, 2008

Age -- 1                     This field contains the insured's issue age. For Joint Life policies, this field contains the issue age for Insured 1.
Class -- 1                   This field contains the company's rating of standard or preferred and the smoker class. For Joint Life policies, this field contains the class for Insured 1.
Sex -- 1                     This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 1.
Mortality -- 1               This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 1.
Insured Status -- 2          This field indicates the insured's coverage status. For Joint Life policies, this field indicates the insured's coverage status for Insured 2.(If this is not a Joint
                             Life policy, this field will be blank.)
Age -- 2                     This field contains the insured's issue age. For Joint Life policies, this field contains the issue age for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Class -- 2                   This field contains the company's rating of standard or preferred and the smoker class. For Joint Life policies, this field contains the class for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Sex -- 2                     This field is used to identify the sex of the insured. For Joint Life policies, this field contains the sex of Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Mortality -- 2               This field contains the insured's mortality rating. For Joint Life policies, this field contains the mortality rating for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Reserve                      Statutory or Tax Reserve for each coverage.
Reserve Interest Rate        This field identifies the Interest Rate used when calculating reserves.
Reserve Factor               Applicable Mortality Basis YRT Factor
Factor Pointer               TAI specific field to identify applicable mortality table used when calculating reserves.
Attained Age                 TAI specific field. Default is 1
Setback                      TAI specific field. Default is zero
Class Switch                 TAI specific field. Valuation Class (D=Distinct)
Curtate Switch               This field indicates whether reserves are on a curtate or continuous basis.
Caption                      Hartford's TAI Valuation Method
Error Code                   Informational field used by Hartford -- Usually Blank
Reserve Class 1              This field contains insured's smoker class. For Joint Life policies, this field contains the class for Insured 1.
Reserve Class 2              This field contains insured's smoker class.For Joint Life policies, this field contains the class for Insured 2. (If this is not a Joint Life policy, this field will be blank.)
Currency Code                This field identifies the currency. (USD or CND if applicable)
Valuation Interest Pointer   TAI assigned field that is used to read applicable interest rates when calculating 1/2 cx reserves.
NAR Type                     This field indicates the method used in determining the Total Net Amount at Risk (as defined in Schedule B).

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 2 -- Effective 10/01/2008

                                  AMENDMENT 4
                           EFFECTIVE OCTOBER 3, 2011

                                     TO THE

                        AUTOMATIC MONTHLY RENEWABLE TERM
                   REINSURANCE AGREEMENT FOR NON-EXCESS RISKS
                           EFFECTIVE OCTOBER 1, 2008

                                    BETWEEN

               HARTFORD LIFE INSURANCE COMPANY ("CEDING COMPANY")

                                      AND

                THE CANADA LIFE ASSURANCE COMPANY ("REINSURER")

                                 ("AGREEMENT")

WHEREAS, the Reinsurer currently reinsures the Ceding Company's plans or policies under the Agreement; and

WHEREAS, the Ceding Company and the Reinsurer wish to amend the Agreement to reflect that the following Products and Riders were added to the Agreement as of the Effective Date shown for each on Schedule A:

       -   Hartford Founders Plus UL

       -   Hartford Founders Plus UL Extended Value Option

       -   DisabilityAccess Rider

       -   LongevityAccess Rider

       -   LifeAccess Care Rider

       -   Joint LifeAccess Rider, and

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Ceding Company and the Reinsurer hereby agree as follows:

1.  The above recitals are true and accurate and are incorporated herein.

2. Schedule A is deleted in its entirety and replaced with the attached revised Schedule A.

3. Except as herein amended, all other terms and conditions of the Agreement shall remain in full force and effect and unchanged.

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 4 -- Effective 10/03/2011

In witness of the foregoing, the Ceding Company and the Reinsurer have, by their respective officers, executed this Amendment in duplicate on the dates indicated below.

THE CANADA LIFE ASSURANCE COMPANY

By:      /s/ Monica Hainer              By:      /s/ Jean-Francois Poulin
         -----------------------------           -----------------------------
Name:    Monica Hainer, FSA, FCIA,      Name:    Jean-Francois Poulin, FSA,
         MAAA                                    FCIA
Title:   Senior Vice-President Life     Title:   Senior Vice President Life
         Reinsurance                             Reinsurance
Date:    OCT 27 2011                    Date:    October 28, 2011

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Paul Fischer               Attest:  /s/ Michael Roscoe
         -----------------------------           -----------------------------
Name:    Paul Fischer, FSA, MAAA        Name:    Michael Roscoe, FSA, MAAA
Title:   Asst. Vice President and       Title:   Senior Vice President
         Actuary Individual Life                 Individual Life Product
         Product Management                      Management
Date:    November 29, 2011              Date:    12/2/11

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 4 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

                         SINGLE LIFE PLANS OF INSURANCE

                                                                                                            NAR       EFFECTIVE
BASE POLICY                                                         VALUATION MORTALITY TABLE(S)           TYPE*       DATE**
---------------------------------------------------------------------------------------------------------------------------------
Stag UL                                                      1980 CSO M/F S/NS Ultimate ALB                  A       10/01/2008
Hartford Bicentennial UL Founders                            2001 CSO M/F S/NS Ultimate ANB                  A       10/01/2008
Hartford UL CV                                               1980 CSO M/F S/NS Ultimate ALB                  A       10/01/2008
Stag Wall Street VUL                                         1980 CSO M/F S/NS Ultimate ALB                  A       10/01/2008
Stag Protector II VUL                                        1980 CSO M/F S/NS Ultimate ALB                  A       10/01/2008
Hartford Leaders VUL Legacy                                  2001 CSO M/F Composite Ultimate ANB             A       10/01/2008
Stag Accumulator II VUL                                      1980 CSO M/F Unismoke Ultimate ALB              A       10/01/2008
Hartford Leaders VUL Liberty (a)                             1980 CSO M/F Unismoke Ultimate ANB              A       10/01/2008
Hartford Leaders VUL Liberty (b)                             2001 CSO M/F Composite Ultimate ANB             A       10/01/2008
Life Solutions II UL (a)                                     1980 CSO M/F S/NS Ultimate ALB                  A       10/01/2008
Life Solutions II UL (b)                                     2001 CSO M/F S/NS Ultimate ALB                  A       10/01/2008
Hartford Advanced Universal Life                             2001 CSO M/F S/NS Ultimate ALB                  B       10/01/2008
Hartford Bicentennial UL Freedom (a)                         2001 CSO M/F S/NS Ultimate ANB                  B       10/01/2008
Hartford Bicentennial UL Freedom (b)                         2001 CSO M/F S/NS Ultimate ANB                  A       07/01/2010
Hartford Quantum II VUL (a)                                  2001 CSO M/F S/NS Ultimate ALB                  A       10/01/2008
Hartford Quantum II VUL (b)                                  2001 CSO M/F S/NS Ultimate ANB                  A       10/01/2008
Hartford Extraordinary Whole Life (a)                        2001 CSO M/F S/NS Ultimate ALB                  A       10/01/2008
Hartford Extraordinary Whole Life (b)                        2001 CSO M/F S/NS Ultimate ANB                  A       10/01/2008
Hartford Bicentennial UL Founders II                         2001 CSO M/F S/NS Ultimate ANB                  A       03/05/2010
Hartford Bicentennial UL Founders II
Extended Value Option                                        2001 CSO M/F S/NS Ultimate ANB                  A       03/05/2010
Hartford Frontier Indexed Universal Life                     2001 CSO M/F S/NS Ultimate ANB                  A       09/07/2010
Hartford Frontier Indexed Universal Life
Extended Value Option                                        2001 CSO M/F S/NS Ultimate ANB                  A       09/07/2010
Hartford Founders Plus UL                                    2001 CSO M/F S/NS Ultimate ANB                  A       10/03/2011
Hartford Founders Plus UL
Extended Value Option                                        2001 CSO M/F S/NS Ultimate ANB                  A       10/03/2011

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDERS PROVIDING DEATH BENEFITS                                      EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Primary Term Insured Rider                                         10/01/2008
Other Covered Insured Term Life Rider                              10/01/2008
Cost of Living Adjustment (COLA) Rider                             10/01/2008

NOTE: NAR Type for term riders above is C. For COLA Rider, NAR Type follows Base Policy to which it is attached.

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
Accidental Death Benefit (ADB) Rider                               10/01/2008
Accelerated Benefit Rider (ABR)                                    10/01/2008

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 4 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE (CONTINUED)                 DATE**
--------------------------------------------------------------------------------
LifeAccess Accelerated Benefit Rider (LAABR)                       10/01/2008
Policy Continuation Rider                                          10/01/2008
Policy Protection Rider (PPR)                                      10/01/2008
Enhanced No Lapse Guarantee Rider                                  10/01/2008
Lifetime No Lapse Guarantee Rider                                  10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Conversion Option Rider                                            10/01/2008
Overloan Protection Rider                                          10/01/2008
Waiver of Specified Amount (WSA) Rider                             10/01/2008
Waiver of Monthly Deductions (WMD) Rider                           10/01/2008
Children's Life Insurance Rider                                    10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Estate Tax Repeal Benefit Rider                                    10/01/2008
Modified Surrender Value Rider                                     10/01/2008
Cash Surrender Value Endorsement                                   10/01/2008
Automatic Premium Payment Rider                                    10/01/2008
Additional Premium Rider                                           10/01/2008
Qualified Plan Rider                                               10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
DisabilityAccess Rider (DAR)                                       08/11/2009
LongevityAccess Rider                                              03/14/2011
LifeAccess Care Rider                                              04/11/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING ADDITIONAL DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Primary Insured Term Rider: Provides additional level term life coverage on the base policy insured.

Other Covered Insured Term Life Rider: Provides level term life coverage on an insured other than the base policy insured.

Cost of Living Adiustment (COLA) Rider: Provides for biennial face amount increases, without underwriting, based on increases in the Consumer Price Index. The maximum amount of any single increase is $50,000. Any increase can be declined by the policyholder, which stops future increases. Available only at issue and only for non-substandard issue ages 0 through 60.

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 4 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

RIDERS THAT PROVIDE ADDITIONAL BENEFITS THAT ARE NOT ELIGIBLE FOR REINSURANCE:

Accidental Death Benefit Rider: Pays an additional death benefit if the death on the insured is caused by a qualifying accident.

Accelerated Benefit Rider: Provides the policyholder up to 100% of the death benefit, discounted with interest, if the insured's life expectancy is 12 months or less. After acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk as described in Schedule B, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

LifeAccess Accelerated Benefit Rider (LAABR): Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements. In accordance with Schedule B, during and after acceleration, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to acceleration, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Policy Continuation Rider: Intended to prevent the lapse of highly loaned policies.

Policy Protection Rider: Protects the death benefit of the base policy and any primary insured term rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Enhanced No Lapse Guarantee Rider: Provides that the policy will not lapse as long as cumulative premiums paid less indebtedness less withdrawals are greater than or equal to the cumulative no lapse guarantee premiums. Length of guarantee varies by issue age.

Lifetime No Lapse Guarantee Rider: Same as Enhanced No Lapse Guarantee Rider but with lifetime guarantee.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider: Provides, at the end of the GMAB Guarantee Period (usually 20 years), that the policy Account Value will be increased, if necessary, to equal the sum of gross premiums paid to that date. There is a small monthly charge and a minimum cumulative premium requirement to keep the rider in force.

Paid-Up Life insurance Rider: Similar to the GMAB rider, with the same Guarantee Period, a monthly charge, and a cumulative premium requirement. At end of the Guarantee Period, the owner may elect to change coverage to paid-up life using the Account Value as a 5% NSP to determine the amount of coverage; however, the amount of coverage will never be lower than the sum of gross premiums paid to that date. Once elected, premiums are no longer payable.

Conversion Option Rider: During certain policy years and prior to the insured's attained age 70, the policy may be converted, without evidence of insurability, to any permanent plan of life insurance the Ceding Company then makes available for conversions of this policy.

Overloan Protection Rider:  Protects a policy from terminating due to overloan.

Waiver of Specified Amount (WSA) Rider: Waives a specified amount monthly while the insured is disabled.

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 4 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

Waiver of Monthly Deductions (WMD) Rider: Waives monthly deduction amounts while the insured is disabled.

Children's Life Insurance Rider: Provides level term life coverage for each child of the insured.

Foreign Travel Exclusion Rider: Provides a limited death benefit (Account Value less indebtedness) if the insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Estate Tax Repeal Benefit Rider: Pays the policy Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Modified Surrender Value Rider: Changes the Cash Surrender Value definition (to equal the Account Value) if the policy is surrendered within 3 years after the policy issue date.

Cash Surrender Value Endorsement: Provides for enhanced Cash Surrender Value (equal to the current Account Value) in the event of policy surrender in the first 4 policy years, unless the policy is exchanged under Section 1035 to another company's policy.

Automatic Premium Payment Rider: Provides for any Scheduled Premium due and unpaid by the end of any Policy Grace Period to be paid by an automatic deduction from the Account Value, if the Account Value exceeds the Guaranteed Cash Value.

Additional Premium Rider: Allows additional premium amounts to be paid at the same payment intervals as scheduled premiums.

Qualified Plan Rider: Indicates that the policy is owned by a qualified plan, details the policy owner's reporting responsibilities to the Ceding Company, and describes features and activities that are unavailable when the policy is owned by a Qualified Plan.

Owner Designated Settlement Option Rider. Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

DisabilityAccess Rider (DAR): Pays a monthly benefit upon disability of the primary insured on the life insurance policy to which it is attached. The amount of monthly benefit is permanently set at rider issue and is limited to a 24-month benefit period. The maximum monthly benefit amount is $5,000; it is further limited to 2% of the initial face amount or 30% of monthly income at policy issue. The minimum monthly benefit is $1,000.

LongevityAccess Rider: Provides for monthly benefits (up to 1 % of death benefit) when the insured reaches age 90 and meets the rider's eligibility requirements. Includes a residual death benefit of 10% of the death benefit prior to withdrawals. In accordance with Schedule B, during and after withdrawals, the Ceding Company shall continue to pay the Reinsurer Reinsurance Premiums on the Reinsured Net Amount at Risk based on the Death Benefit prior to withdrawals, and the Reinsurer shall be liable for such Reinsured Net Amount at Risk upon the death of the insured.

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 4 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

LifeAccess Care Rider: Similar to the LifeAccess Accelerated Benefit Rider, but filed as a health product in some states. Provides for monthly benefits (up to 2% of death benefit) if insured meets certain ADL and home-care requirements.

                        LAST SURVIVOR PLANS OF INSURANCE

                                                                                                            NAR       EFFECTIVE
BASE POLICY                                                            VALUATION MORTALITY TABLE(S)        TYPE*       DATE**
---------------------------------------------------------------------------------------------------------------------------------
Hartford Leaders VUL Joint Legacy                                 2001 CSO M/F S/NS Ultimate ALB             A      10/01/2008
Hartford Leaders VUL Joint Legacy II                              2001 CSO M/F S/NS Ultimate ANB             A      10/01/2008
Hartford Advanced Last Survivor UL                                2001 CSO M/F S/NS Ultimate ALB             B      10/01/2008
Hartford Bicentennial UL Joint Freedom                            2001 CSO M/F S/NS Ultimate ALB             B      10/01/2008
Hartford Bicentennial UL Joint Freedom II(a)                      2001 CSO M/F S/NS Ultimate ANB             B      10/01/2008
Hartford Bicentennial UL Joint Freedom II(b)                      2001 CSO M/F S/NS Ultimate ANB             A      07/01/2010

------------

*   NAR Type is described in Schedule B.

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDERS PROVIDING DEATH BENEFITS                                      EFFECTIVE
THAT ARE ELIGIBLE FOR REINSURANCE                                     DATE**
--------------------------------------------------------------------------------
Estate Protection Rider (NAR Type is C)                            10/01/2008

RIDERS THAT PROVIDE ADDITIONAL BENEFITS                              EFFECTIVE
BUT THAT ARE NOT ELIGIBLE FOR REINSURANCE                             DATE**
--------------------------------------------------------------------------------
LS Exchange Option Rider                                           10/01/2008
Policy Protection Rider                                            10/01/2008
Estate Tax Repeal Rider                                            10/01/2008
Foreign Travel Exclusion Rider                                     10/01/2008
Guaranteed Minimum Accumulation Benefit (GMAB) Rider               10/01/2008
Paid-Up Life Insurance Rider                                       10/01/2008
Owner Designated Settlement Option Rider                           03/05/2010
Joint LifeAccess Rider                                             01/31/2011

------------

** Eligibility for new business is based on issue date on or after the Effective Date shown.

RIDER DESCRIPTIONS (Rider descriptions are added for convenience. To the extent the description conflicts with the terms of the rider, the rider will govern.)

RIDERS PROVIDING DEATH BENEFITS THAT ARE ELIGIBLE FOR REINSURANCE:

Estate Protection Rider: This rider provides last survivor level term life insurance on the base policy insureds for three years.

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 4 -- Effective 10/03/2011

                                   SCHEDULE A
                PLANS OF INSURANCE COVERED UNDER THIS AGREEMENT
                           EFFECTIVE OCTOBER 3, 2011

RIDERS THAT PROVIDE ADDITIONAL BENEFITS BUT THAT ARE NOT ELIGIBLE FOR
REINSURANCE:

LS Exchange Option Rider: Allows a Last Survivor policy to be split into two Single Life policies, without new evidence of insurability, if divorce, business dissolution, or estate-tax repeal or reduction occurs. The face amount of each new Single Life policy will equal one half of the Last Survivor policy face amount. Upon a split, reinsurance will continue at point-in-scale rates for each single life, as documented in Section X.C. (This rider is not available when one of the insureds is uninsurable or above Table H.)

Policy Protection Rider: Protects the death benefit of the base policy and any Estate Protection Rider from lapse as long as the Policy Protection Account Value ("shadow account") is not negative.

Estate Tax Repeal Rider: Will pay the Account Value less indebtedness if the Federal Estate Tax Law is fully repealed by December 31, 2010, and the Ceding Company receives a request for this benefit amount from the policy owner.

Foreign Travel Exclusion: Provides a limited death benefit (Account Value less indebtedness) if either insured dies due to travel to, from, or within certain foreign countries, or due directly or indirectly to illness or injury sustained during such travel.

Guaranteed Minimum Accumulation Benefit Rider and Paid-Up Life Insurance
Rider:  Same as Single Life riders.

Owner Designated Settlement Option Rider: Allows the policy owner to designate a Settlement Option to be used for the payment of Death Proceeds.

Joint LifeAccess Rider: Similar to the LifeAccess Accelerated Benefit Rider. Available only on Last Survivor products where the benefit will be payable for the last surviving insured if chronically ill or if both insureds are concurrently chronically ill.

Allocated Retention Pool (Non-Excess Risks) -- Effective 10/01/2008 Between HLIC and Canada Life
Amendment 4 -- Effective 10/03/2011